Exhibit 10.13

EXECUTION VERSION

(Non-Financed NLG)

FUNDS WITHHELD COINSURANCE AGREEMENT

between

AVIVA LIFE AND ANNUITY COMPANY OF NEW YORK

and

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

Dated as of October 1, 2013

i

ii

INDEX OF SCHEDULES

Schedule 1.1(i)	Assumed Reinsurance Agreements
Schedule 1.1(ii)	Other Reinsurance
Schedule 2.11	Existing Interest Maintenance Reserve

INDEX OF ANNEXES

Annex A	List of Initial Reinsurance Assets
Annex B	Net Settlements
Annex C	List of EI Hedges
Annex D	Life Reference Balance Sheet
Annex E	Additional Life Reference Balance Sheet Assets
Annex F	Policy List

iii

FUNDS WITHHELD COINSURANCE AGREEMENT

This Funds Withheld Coinsurance Agreement (this “Agreement”), dated as of October 1, 2013, is made by and between Aviva Life and Annuity Company of New York, an insurance company organized under the laws of the State of New York (the “Company”), and First Allmerica Financial Life Insurance Company, an insurance company organized under the laws of the Commonwealth of Massachusetts (the “Reinsurer”; each of the Company and the Reinsurer, a “Party” and together, the “Parties”).

RECITALS

WHEREAS, the Company desires to cede or retrocede to the Reinsurer, on the terms and conditions stated herein, all of its liabilities under certain life insurance policies issued and reinsured by it;

WHEREAS, the Reinsurer desires to reinsure such policies from the Company on the terms and conditions stated herein;

WHEREAS, the Company and the Reinsurer intend that the reinsurance by the Reinsurer shall be on a 100% coinsurance funds withheld basis; and

WHEREAS, subject to a transition services agreement entered into on the date hereof between Aviva USA Corporation and the Reinsurer (the “Transition Services Agreement”), the Company and the Reinsurer intend that the Reinsurer will provide certain administrative services for policies reinsured hereunder, and the Company and the Reinsurer have entered into an Administrative Services Agreement, dated as of the date hereof (the “Administrative Services Agreement”), pursuant to which the Reinsurer shall provide such administrative services on the terms and conditions stated therein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the Company and the Reinsurer hereby agree as follows:

ARTICLE I

DEFINITIONS AND CONSTRUCTION

Section 1.1 Definitions. Unless the context requires otherwise, for all purposes of this Agreement, the capitalized terms set forth below shall have the following meanings:

“Action” has the meaning ascribed thereto in the Purchase Agreement.

“Actual Initial Coinsurance Premium” has the meaning ascribed thereto in Section 2.3(a)(iv).

“Additional Life Reference Balance Sheet Assets” means the additional assets referenced in the Life Reference Balance Sheet as set forth on Annex E hereto.

“Additional Reserve Requirement” has the meaning ascribed thereto in Section 2.13(a).

“Administrative Services Agreement” has the meaning ascribed thereto in the Recitals.

“Administrator” means the Reinsurer in its capacity as administrator under the Administrative Services Agreement.

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such other Person at the time at which the determination of affiliation is made. The term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or other ownership interests, by contract or otherwise.

“Agreement” has the meaning ascribed thereto in the Recitals.

“Applicable Law” means any law, statute, regulation, rule, ordinance, order, injunction, judgment, decree, principle of common law, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Entity applicable to a party hereto, or any of its respective businesses, properties or assets, as may be amended from time to time.

“Applicable Rate” means, with respect to any date of determination, an interest rate equal to one-month LIBOR for dollars that appears on page LIBOR 01 (or a successor page) of the Reuters Telerate Screen as of 11:00 a.m., London time, on such date.

“Assigned EI Hedge Costs Amount” shall mean, with respect to each EI Hedge, an amount equal to the gross actual direct acquisition costs paid by the Company for such EI Hedge. For the avoidance of doubt, the Assigned EI Hedge Costs Amount shall be determined without regard to any netting of amounts between the Company and the relevant Hedge Counterparty.

“Assigned EI Hedge Proceeds Amount” shall mean, with respect to each EI Hedge and for each applicable Monthly Accounting Period, an amount equal to any amounts actually received (or deemed received) by the Company from the relevant Hedge Counterparty during such Monthly Accounting Period in accordance with the provisions of such EI Hedge, including upon an early exercise of an EI Hedge by the Company. For the avoidance of doubt, the Assigned EI Hedge Proceeds Amount shall be determined without regard to any netting of amounts between the Company and the relevant Hedge Counterparty.

“Assumed Reinsurance Agreement” means any reinsurance agreement in effect as of the Effective Time under which the Company assumes liabilities or obligations with respect to any Policy, including the assumed reinsurance agreements listed on Schedule 1.1(i) hereto.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which banking institutions in Boston, Massachusetts, New York, New York or Des Moines, Iowa are required or authorized by Applicable Law to be closed.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning ascribed thereto in Section 2.9(b).

“Company” has the meaning ascribed thereto in the Recitals.

“Company Indemnified Parties” has the meaning ascribed thereto in Section 11.2.

“Company Termination Payment” has the meaning ascribed thereto in Section 9.5.

“Confidential Information” means (a) with respect to the Company, any information with respect to the Company (other than information relating to the Policies) that is not generally available to the public, and includes, without limitation, policyholder lists, any medical, financial and other personal information about proposed, current, and former policyowners, insureds, applicants and beneficiaries of the Company (other than proposed, current, and former policyowners, insureds, applicants and beneficiaries of the Policies) and information or knowledge about the Company’s processes, services, finances and pricing and reserving methodology and (b) with respect to the Reinsurer, any information with respect to the Policies or the Reinsurer that is not generally available to the public, and includes, without limitation, policyholder lists, any medical, financial and other personal information about proposed, current, and former policyowners, insureds, applicants, and beneficiaries of Policies and information or knowledge about the Reinsurer’s processes, services, finances and pricing and reserving methodology.

“Consultation Period” has the meaning ascribed thereto in Section 10.1(b).

“CPA Firm” has the meaning ascribed thereto in Section 10.1(b).

“Effective Date” means October 1, 2013.

“Effective Time” means 12:00:01 a.m. Eastern time on the Effective Date.

“EI Hedge” and “EI Hedges” have the meanings ascribed thereto in Section 2.10(a).

“Equity Indexed Reinsured Policies” means all indexed universal life insurance Policies included in the Reinsured Policies.

“Estimated Initial Coinsurance Premium” has the meaning ascribed thereto in Section 2.3(a)(ii).

“Excess FWA Draw Amount” has the meaning ascribed thereto in Section 4.3(d).

“Excess FWA Draw Interest Amount” has the meaning ascribed thereto in Section 4.3(d).

“Excluded Reinsured Liability” means a Loss that a Buyer Indemnified Person under the Purchase Agreement suffers that, if such Loss were suffered by a “Buyer Indemnified Person” under the SPA, would be indemnified by Aviva plc under the SPA.

“Existing Interest Maintenance Reserve” means the amounts set forth on Schedule 2.11 as revised as of the Effective Date.

“Extra Contractual Obligations” means all obligations or Losses (whether known or unknown, contingent or otherwise) incurred or arising at any time under or relating to any Policy that are not provided by the contractual benefits arising under the express terms and conditions of such Policy or are in excess of the applicable Policy benefits, including any liability for taxes, toll charges, fines, penalties, forfeitures, excess or penalty interest, punitive, special, exemplary or other form of extra-contractual damages or attorneys’ fees and costs awarded, which obligations or Losses arise from any act, error or omission, whether or not intentional, negligent, in bad faith or otherwise, including obligations or Losses arising out of or relating to: (a) the form, marketing, distribution, sale, underwriting, issuance, cancellation or administration of the Policies; (b) the investigation, defense, trial, settlement or handling of claims, benefits or payments under the Policies; (c) the failure to pay, the delay in payment of, or errors in calculating or administering the payment of, benefits, claims or any other amounts due or alleged to be due under or in connection with the Policies; (d) Premium Taxes other than those settled under Section 2.5 in connection with premiums received under the Policies; (e) the failure of any Policy to provide the purchaser, policyholder, account holder or other holder or intended beneficiaries thereof with tax treatment under the Code that is the same as or more favorable than the tax treatment under the Code (i) that was purported to apply in materials provided at the time of issuance, assumption, exchange, modification or sale of the Policy by the Company or any of its predecessors or (ii) for which policies or contracts of that type were reasonably expected to qualify under the Code; (f) the treatment of any Policy as a “modified endowment contract” within the meaning of Section 7702A of the Code, except where the holder of the Policy shall have consented to its status as a “modified endowment contract” under Section 7702A; (g) the failure of the Company to comply with any applicable tax information reporting, withholding or disclosure requirements with respect to distributions or payments made pursuant to the Policies; (h) any taxes applicable to the Reinsurance Assets (but excluding the Company’s share of any taxes under Section 14.3); and (i) the failure to pay, the delay in payment, or errors in calculating or administering the payment of, unclaimed property, escheat or other similar liabilities related to the Policies; provided that “Extra Contractual Obligations” will not under any circumstances include (x) any such liabilities, obligations or Losses incurred or arising solely as a result of actions or omissions of the Company, but only to the extent such actions or omissions of the Company constitute gross negligence or bad faith and were not taken or omitted at the direction of the Reinsurer or consented to by the Reinsurer in writing or (y) U.S. federal or state income or capital stock or similar taxes (or any interest or penalties imposed with respect to the payment or reporting thereof) imposed upon the Company or any of its Affiliates.

“Fair Market Value” means, with respect to any asset, the fair market value thereof calculated in accordance with the accounting and actuarial practices of the Company, consistently applied.

“Funds Withheld Account” has the meaning ascribed thereto in Section 4.3(a).

“Funds Withheld Account Adjustment” has the meaning ascribed thereto in Section 6.2(d).

“Funds Withheld Account Amount” means, as of any date of determination, an amount equal to (i) (A) the Reinsurer’s Share of the Statutory Reserves, plus (B) the Reinsurer’s Share of the Existing Interest Maintenance Reserve attributable to the Reinsured Liabilities, in each case, as of such date of determination and determined in accordance with SAP, consistently applied.

“Funds Withheld Account Balance” means, as of a given date, the value of the Reinsurance Assets as reflected in the statutory books and records of the Company as of such date, determined in accordance with SAP, plus (b) the amount of any Excess FWA Draw Amount outstanding as of such date, plus (c) the amount of any Excess FWA Draw Interest Amount accrued but unpaid as of such date.

“Governmental Entity” means any foreign, federal, state, local or other governmental, legislative, judicial, administrative or regulatory authority, agency, commission, board, body, court or entity or any instrumentality thereof or any self-regulatory body or arbitral body or arbitrator.

“Governmental Order” means any order, writ, judgment, injunction, declaration, decree, stipulation, determination, award, agreement or permitted practice entered by or with any Governmental Entity.

“Hedge Counterparty” means, with respect to each EI Hedge, the counterparty of the Company with respect to such EI Hedge.

“Initial Cash Flow Testing Reserves” shall mean additional actuarial reserves posted by the Company in connection with the Reinsured Polices as a result of the Company’s most recent triennial exam, which the parties agree shall equal zero dollars ($0).

“Initial Coinsurance Premium” has the meaning ascribed thereto in Section 2.3(a)(i).

“Initial Coinsurance Premium Adjustment” has the meaning ascribed thereto in Section 2.3(a)(iv).

“Initial Coinsurance Premium Reconciliation Statement” has the meaning ascribed thereto in Section 2.3(a)(iv).

“Investment Income” means, with respect to any Monthly Accounting Period, (a) the book value investment earnings of the Reinsurance Assets calculated in accordance with SAP plus (in the case of gains) or minus (in the case of losses) all realized (including other than temporary impairments) gains and losses associated with the Reinsurance Assets reflected in the Company’s statutory financial statements prepared in accordance with SAP.

“Life Reference Balance Sheet” means the balance sheet for the Life Business (as defined in the Purchase Agreement) attached as Annex D hereto.

“Losses” means any damages, claims, losses, liabilities, charges, actions, suits, proceedings, deficiencies, taxes, fees, assessments, interest, penalties and reasonable costs and expenses (including reasonable attorneys’ fees and expenses).

“Monthly Accounting Period” means, with respect to any calendar month, the period beginning on the first day of such calendar month and ending on the last day of such calendar month.

“Net Retained Liabilities” means, with respect to any time of determination, all liabilities or obligations in respect of any Policy that, under the terms of any Other Reinsurance Agreement covering such Policy, (a) the Company is required to retain unreinsured and for its own account or (b) in the opinion of the Company and the Reinsurer, requires consent from any party to such Other Reinsurance Agreement in order to effect reinsurance under this Agreement, and as to which a waiver of such requirement or other consent has not been obtained prior to such time of determination.

“Net Retained Liabilities Adjustment Period” has the meaning ascribed thereto in Section 2.4(b)(iii).

“Net Retained Liability Reserve Transfer Amount” means, with respect to any Net Retained Liability for which subsequent to the Effective Date a waiver or consent is obtained to reinsure such Net Retained Liability under the terms of this Agreement or the Parties otherwise agree that any such waivers or consents shall not be required as a condition to coverage hereunder, the sum of (a) the gross statutory reserves (including deficiency reserves) and any additional policy-related liabilities that are required to be held by the Company with respect to such Net Retained Liability as of the Effective Date, less (b) the Reinsurer’s Share of (x) policy loan balances on such Net Retained Liability as of the Effective Date, and (y) net due and deferred Premiums on such Net Retained Liability as of the Effective Date, reduced by credit for reinsurance taken by the Company in respect of such Net Retained Liability for Other Reinsurance as of the Effective Date.

“Net Settlement” has the meaning ascribed thereto in Section 6.2(a).

“Non-Guaranteed Elements” has the meaning ascribed thereto in Section 2.7(b).

“Notice of Agreement” has the meaning ascribed thereto in Section 10.1(a).

“Other Reinsurance” means reinsurance ceded with respect to Reinsured Policies under the terms of the ceded reinsurance agreements that the Company has entered into with third parties prior to the Effective Time covering the Reinsured Policies, including the ceded reinsurance agreements listed on Schedule 1.1(ii), and any ceded reinsurance agreement entered into by the Company with the Reinsurer’s prior written consent pursuant to Section 2.6, as all such reinsurance ceded may be in force from time to time.

“Other Reinsurance Agreements” means the reinsurance treaties and agreements documenting the Other Reinsurance (including all amendments and modifications thereto entered into prior to the Effective Date or pursuant to Section 3.2).

“Other Reinsurance Benefits” means, for any period, the aggregate amount of benefits, fees, allowances and other amounts actually received by the Company for reinsurance ceded pursuant to Other Reinsurance Agreements with respect to the Reinsured Policies during such period.

“Other Reinsurance Premiums” means, for any period, the aggregate amount of premiums paid by the Company pursuant to Other Reinsurance Agreements with respect to the Reinsured Policies during such period.

“Other Transaction Agreements” means, collectively, all of the Transaction Documents other than this Agreement.

“Party” has the meaning ascribed thereto in the Recitals.

“Parties” has the meaning ascribed thereto in the Recitals.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization or other entity.

“Policies” means, collectively, the Term Policies and the UL Policies.

“Policy List” means the list of policies set forth on Annex F, together with any written update to such file provided by the Company to the Reinsurer and, with respect to policies included on any such written update, which were issued or assumed by the Company prior to January 1, 2013 only if such policies are approved in writing by the Reinsurer at least three Business Days prior to the Effective Date.

“Portfolio Yield” means a rate equal to the Yield-to-Maturity of the Barclays Long U.S. Corporate Index as of the last day of the immediately preceding Monthly Accounting Period; provided, however, if the Barclays Long U.S. Corporate Index ceases to be available, the Parties shall endeavor in good faith to agree on a mutually acceptable replacement index and, upon the mutual agreement of the Parties on a replacement index, the “Barclays Long U.S. Corporate Index” shall, for purposes of this definition, be replaced with such replacement index; provided, further, that if the Barclays Long U.S. Corporate Index ceases to be available and the Parties are unable to agree on a mutually acceptable replacement index in respect of any Monthly Accounting Period, then the “Portfolio Yield” for such Monthly Accounting Period shall be equal to 5.00% per annum.

“Premiums” means premiums and considerations due or to become due, premiums deferred and uncollected, premium adjustments and any and all amounts or payments, including any and all policy fees, charges, reimbursements and similar amounts, which are or were held, received or collected by the Company, or which are now due or will become due from any source under or in connection with the Reinsured Policies, but not including Other Reinsurance Premiums.

“Premium Taxes” has the meaning ascribed thereto in Section 2.5(b).

“Purchase Agreement” means that certain Purchase and Sale Agreement, dated as of April 30, 2013, between Athene Holding Ltd. and Commonwealth Annuity and Life Insurance Company.

“RBC Ratio” means the ratio, as of the date of determination, of the Reinsurer’s “total adjusted capital” over its “company action level risk-based capital”, as such terms are defined and prescribed by requirements promulgated by the National Association of Insurance Commissioners and regulations adopted by the insurance regulatory authorities in the Reinsurer’s state of domicile, which are in effect as of such date, calculated as of the end of each calendar quarter, and using reserving methodologies and asset classifications that are in accordance with generally accepted statutory accounting principles and practices required or permitted by the National Association of Insurance Commissioners and the insurance regulatory authority in the Reinsurer’s state of domicile, consistently applied throughout the specified period and in the immediately prior comparable period; provided, that in the event there is a material change in the factors and formulae prescribed by the insurance regulatory authority in the Reinsurer’s state of domicile with respect to the components of and methodologies contained in such calculation, the Parties shall amend this Agreement to incorporate an alternate calculation that is reasonably equivalent to the components of and methodologies contained in the calculation of the Reinsurer’s RBC Ratio in effect as of the Effective Date within thirty (30) calendar days after the implementation of such change, and if the Parties cannot agree on any such alternative, the Reinsurer shall continue to calculate its RBC Ratio as if such material change had not occurred.

“Reinsurance Assets” has the meaning ascribed thereto in Section 4.3(a).

“Reinsured Liabilities” means all gross liabilities and obligations, net of Other Reinsurance Benefits, to the extent such liabilities and obligations arise out of or relate to the Reinsured Policies, including payments of any such liabilities or obligations to any Governmental Entity, whether for tax withholding, escheat, unclaimed property or otherwise, and Extra Contractual Obligations, but excluding (i) any liabilities or obligations arising out of or relating to the Reinsured Policies that have been incurred but not reported prior to the Effective Time, (ii) Net Retained Liabilities and (iii) those liabilities that are indemnified by Athene Holding Ltd. under Section 7.2(a)(ii) of the Purchase Agreement.

“Reinsured Policies” has the meaning ascribed thereto in Section 2.1.

“Reinsurer” has the meaning ascribed thereto in the Recitals.

“Reinsurer Indemnified Parties” has the meaning ascribed thereto in Section 11.1.

“Reinsurer’s Objection” has the meaning ascribed thereto in Section 10.1(a).

“Reinsurer’s Share” has the meaning ascribed thereto in Section 2.2.

“Reinsurer Termination Event” means any failure by the Company (or any successor by operation of law of the Company, including any receiver, liquidator, rehabilitator, conservator or similar Person of the Company) to pay any material amount of Premiums or other amounts due to the Reinsurer under this Agreement payable by the Company if such failure has not been cured within ninety (90) calendar days after receipt of written notice thereof from the Reinsurer.

“Reinsurer Termination Payment” has the meaning ascribed thereto in Section 9.5.

“Representatives” has the meaning ascribed thereto in Section 12.1.

“Review Period” has the meaning ascribed thereto in Section 10.1(a).

“SAP” means the statutory accounting principles and practices prescribed by the insurance regulatory authorities in the Company’s state of domicile.

“SPA” means the Stock Purchase Agreement (as amended, modified or supplemented in accordance with its terms), dated as of December 21, 2012, between Aviva plc and Athene Holding Ltd.

“SPA Adjusted Coinsurance Premium” shall have the meaning ascribed thereto in Section 2.3(a)(v).

“SPA Coinsurance Premium Reconciliation Statement” shall have the meaning ascribed thereto in Section 2.3(a)(v).

“Statutory Book Value” means the carrying value of the subject asset or liability on the books of the Reinsurer for statutory statement purposes determined in accordance with the statutory accounting principles and practices prescribed by the Reinsurer’s state of domicile, consistently applied.

“Statutory Reserves” means, as of any date of determination, the gross statutory reserves (including deficiency reserves and interest maintenance reserves) and any additional policy-related liabilities, including additional actuarial reserves (as used in connection with SAP) that are required to be held by the Company with respect to the Reinsured Policies as of such date of determination, in each case, as determined in accordance with SAP, consistently applied, and reduced by credit for reinsurance taken by the Company in respect of the Reinsured Policies for Other Reinsurance as of such date of determination. The parties agree that the additional actuarial reserves for purposes of calculating the “Initial Coinsurance Premium” shall be the Initial Cash Flow Testing Reserves. For the avoidance of doubt, Statutory Reserves shall not include any reserves relating to liabilities or obligations arising out of or relating to the Reinsured Policies that have been incurred but not reported prior to the Effective Time.

“Taxes” has the meaning ascribed thereto in the Purchase Agreement.

“Tax Returns” has the meaning ascribed thereto in the Purchase Agreement.

“Term Policies” means all single life 10-, 20- and 30-year level premium term life policies and contracts (including supplementary contracts), together with all related binders, slips and certificates and including applications therefor and all supplements, endorsements, riders and agreements in connection therewith that are subject to the model regulation entitled “Valuation of Life Insurance Policies Model Regulation,” commonly referred to as Regulation XXX, which were: (i) issued by the Ceding Company during the period January 1, 2010 through December 31, 2012, both days inclusive, and listed on the Policy List, (ii) reinsured by the Company under the terms of any Assumed Reinsurance Agreement as of the Effective Time or (iii) reinstated by the Company in accordance with Section 5.4 hereof.

“Terminal Accounting and Settlement Report” has the meaning ascribed thereto in Section 9.5.

“Transaction Documents” has the meaning ascribed thereto in the Purchase Agreement.

“Transition Services Agreement” has the meaning ascribed thereto in the Recitals.

“UCC” means the Uniform Commercial Code, as said code has been enacted in the State of New York or any other applicable jurisdiction.

“UL Policies” means all single and joint-life universal life with no-lapse guarantee policies and contracts (including supplementary contracts), together with all related binders, slips and certificates and including applications therefor and all supplements, endorsements, riders and agreements in connection therewith that are subject to the model regulation entitled “Valuation of Life Insurance Policies Model Regulation,” as clarified by Actuarial Guideline 38, commonly referred to as Regulation AXXX which were (i) issued by the Ceding Company during the period January 1, 2010 through December 31, 2012, both days inclusive and, in the case of each of (a) and (b), listed on the Policy List, (ii) reinsured by the Company under the terms of any Assumed Reinsurance Agreement as of the Effective Time or (iii) reinstated by the Company in accordance with Section 5.4 hereof.

“Unresolved Items” has the meaning ascribed thereto in Section 10.1(b).

Section 1.2 Construction.

(a) For purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated.

(b) Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

(c) For purposes of this Agreement, the term “including” means “including but not limited to.”

(d) Whenever used in this Agreement, the masculine gender shall include the feminine and neutral genders.

(e) All references herein to Articles, Sections, Subsections, Paragraphs, Exhibits, Annexes and Schedules shall be deemed references to Articles, Sections, Subsections and Paragraphs of, and Exhibits, Annexes and Schedules to, this Agreement, unless the context shall otherwise require.

(f) Any reference herein to any statute, agreement or document, or any section thereof, shall, unless otherwise expressly provided, be a reference to such statute, agreement, document or section as amended, modified, restated, supplemented or otherwise changed (including any successor section) and in effect from time to time.

(g) All terms defined in this Agreement shall have the defined meaning when used in any Schedule, Annex, Exhibit, certificate or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein.

ARTICLE II

COINSURANCE

Section 2.1 Scope and Basis of Reinsurance. The reinsurance provided under this Agreement applies to all Policies (collectively, the “Reinsured Policies”).

Section 2.2 Reinsuring Clause. Subject to the terms and conditions of this Agreement, the Company hereby cedes and the Reinsurer hereby reinsures on a coinsurance funds withheld basis as of the Effective Time, 100% (the “Reinsurer’s Share”) of all Reinsured Liabilities.

Section 2.3 Allocation of Assets and Ceding Commission.

(a) Coinsurance Premium.

(i) On the Effective Date, the Company will allocate to the Funds Withheld Account an initial coinsurance premium that relates to the Reinsured Policies consisting of assets that are listed and that have the Statutory Book Values set forth on Annex A (the “Initial Reinsurance Assets”) and cash, equal to the Reinsurer’s Share of the following amount: (A) the Statutory Reserves held by the Company with respect to the Reinsured Policies, plus (B) the Existing Interest Maintenance Reserve attributable to the Reinsured Liabilities, minus (C) the amount of outstanding policy loans on the Reinsured Policies (to the extent such policy loans constitute admitted assets under SAP, net of any unearned policy loan interest on such loans but including amounts of interest due and accrued with respect thereto), minus (D) the net due and deferred Premiums on the Reinsured Policies, minus (E) the aggregate Statutory Book Value of the EI Hedges as of the Effective Date, plus (F) the other liabilities set forth on the Life Reference Balance Sheet, minus (G) the Additional Life Reference Balance Sheet Assets, in the case of each of clauses (A) through (C), determined in accordance with SAP, consistently applied, as of the Effective Time (such amount, the “Initial Coinsurance Premium”). For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, for purposes of calculating the Initial Coinsurance Premium, the term “Reinsured Policies” shall not include the portion of the policies from which Net Retained Liabilities, if any, arise.

(ii) The amount of the Initial Coinsurance Premium paid on the Effective Date shall be determined on an estimated basis (the “Estimated Initial Coinsurance Premium”) as follows: (x) with respect to each of the items set forth in clauses (A), (B), (C), (F) and (G) of the definition of “Initial Coinsurance Premium” the portion of the Estimated Initial Coinsurance Premium attributable to such items shall be equal to the respective amounts set forth on the Life Reference Balance Sheet; and (y) with respect to the items set forth in clauses (D) and (E) of the definition of the “Initial Coinsurance Premium,” the portion of the Estimated Initial Coinsurance Premium attributable to such items shall be determined by the Company in good faith and in a manner consistent with the principles governing the preparation of the Life Reference Balance Sheet on an estimated basis as of the date that is three (3) Business Days prior to the Effective Date.

(iii) On the Effective Date, the Company shall deliver to the Reinsurer a statement setting forth (A) the amount of the Estimated Initial Coinsurance Premium, determined as of the date that is three (3) Business Days prior to the Effective Date, and (B) the final list of Initial Reinsurance Assets, which will be based on Annex A, and will include the Statutory Book Value of the Initial Reinsurance Assets, determined as of the date that is three (3) Business Days prior to the Effective Date.

(iv) No later than fifty (50) Business Days after the Effective Date, the Company shall deliver to the Reinsurer a statement (the “Initial Coinsurance Premium Reconciliation Statement”) prepared in good faith by the Company, in the same form as, and using the same principles that govern, the Life Reference Balance Sheet, setting forth, as of the Effective Date, (1) the calculation of each of the items set forth in clauses (A) through (G) of the definition of the “Initial Coinsurance Premium” (such amount, the “Actual Initial Coinsurance Premium”) and (2) the Statutory Book Value of the Initial Reinsurance Assets as of the Effective Date. The “Initial Coinsurance Premium Adjustment” shall be equal to the following amount (whether positive or negative): (A) the difference (whether positive or negative) between the Actual Initial Coinsurance Premium minus the Estimated Initial Coinsurance Premium, minus (B) the difference (whether positive or negative) between the Statutory Book Value of the Initial Reinsurance Assets on the Effective Date minus the Statutory Book Value of the Initial Reinsurance Assets determined in connection with the calculation of the Estimated Initial Coinsurance Premium pursuant to Section 2.3(a)(ii). If the Initial Coinsurance Premium Adjustment is positive, then the Company shall increase the Funds Withheld Account Balance by such amount and shall allocate to the Funds Withheld Account additional assets having, in the aggregate, a Statutory Book Value equal to the Initial Coinsurance Premium Adjustment within five (5) Business Days after the Initial Coinsurance Premium Adjustment is finalized pursuant to Section 10.1, together with an amount of interest on the Initial Coinsurance Premium Adjustment at the Applicable Rate, calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment. If the Initial Coinsurance Premium Adjustment is negative, then the Company shall be entitled to decrease the Funds Withheld Account Balance by withdrawing Reinsurance Assets having, in the aggregate, a Statutory Book Value equal to the absolute value of the Initial Coinsurance Premium Adjustment within five (5) Business Days after the Initial Coinsurance Premium Adjustment is finalized pursuant to Section 10.1, together with an amount of interest on the Initial Coinsurance Premium Adjustment at the Applicable Rate, calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment.

(v) No later than thirty (30) Business Days following any final adjustments to the Purchase Price (as defined in the SPA) in accordance with Annex C of the SPA, the Company shall deliver to the Reinsurer a statement (the “SPA Coinsurance Premium Reconciliation Statement”) prepared in good faith by the Company, in the same form as, and using the same principles that govern, the Life Reference Balance Sheet, setting forth, as of the Effective Date, (1) the calculation of each of the items set forth in clauses (A) through (E) of the definition in the “Initial Coinsurance Premium” (such amount, the “SPA Adjusted Coinsurance Premium”) and (2) the Statutory Book Value of the Initial Reinsurance Assets as of the Effective Date. The “SPA Coinsurance Premium Adjustment” shall be equal to the following amount (whether positive or negative): (A) the difference (whether positive or negative) between the SPA Adjusted Coinsurance Premium minus the Actual Initial Coinsurance Premium, minus (B) the difference (whether positive or negative) between the Statutory Book Value of the Initial Reinsurance Assets determined in connection with the calculation of the SPA Adjusted Coinsurance Premium minus the Statutory Book Value of the Initial Reinsurance Assets determined in connection with the calculation of the Actual Initial Coinsurance Premium. If the SPA Coinsurance Premium Adjustment is positive, then the Company shall increase the Funds Withheld Account Balance by such amount and shall allocate to the Funds Withheld Account additional assets having, in the aggregate, a Statutory Book Value equal to the SPA Coinsurance Premium Adjustment within five (5) Business Days after the SPA Coinsurance Premium Adjustment is finalized pursuant to Section 10.1, together with an amount of interest on the SPA Coinsurance Premium Adjustment at the Applicable Rate, calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment. If the SPA Coinsurance Premium Adjustment is negative then the Company shall be entitled to decrease the Funds Withheld Account Balance by withdrawing from the Reinsurance Assets having, in the aggregate, a Statutory Book Value equal to the absolute value of the SPA Coinsurance Premium Adjustment within five (5) Business Days after the SPA Coinsurance Premium Adjustment is finalized pursuant to Section 10.1, together with an amount of interest on the SPA Coinsurance Premium Adjustment at the Applicable Rate, calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment.

(b) Ceding Commission. Neither the Reinsurer nor the Company shall be required to pay a ceding commission hereunder.

Section 2.4 Net Retained Liabilities.

(a) The Company shall be solely responsible for, and the Reinsurer will cooperate reasonably to obtain all waivers and consents necessary in order to reinsure 100% of the Net Retained Liabilities under this Agreement. The Company and the Reinsurer, at the Company’s reasonable instruction, shall each use their reasonable best efforts in the context of current market conditions to obtain any such waivers and consents (it being understood that the Company’s and the Reinsurer’s executive officers shall, to the extent reasonably appropriate, be personally engaged in that process) and promptly advise the other Party of any communications with respect to any such waivers and consents. All correspondence from the Reinsurer to any Person from whom such a waiver or consent is sought shall be in a form approved by the Company. The Company shall effect any such action with respect to such waivers and consents, including sending correspondence requesting such waivers and consents. To the extent that after the Effective Time, any written waivers or consents are obtained to reinsure a Net Retained Liability in respect of a Policy under the terms of this Agreement or the Parties otherwise agree in writing that any such waivers or consents shall not be required as a condition to coverage of such Policy hereunder, then the liability and obligation pertaining to such Policy shall no longer be deemed a Net Retained Liability for purposes of this Agreement and the liability and obligation pertaining to such Policy shall be reinsured hereunder effective as of the date of such written consent, waiver or agreement by the Parties, as applicable.

(b) With respect to any such written waiver or consent that is obtained or any such other agreement between the Parties that any such waivers or consents shall not be required as a condition to coverage hereunder, in each case, after the Effective Date:

(i) the Company shall pay the Reinsurer an amount of cash equal to the Net Retained Liability Reserve Transfer Amount with respect to such Net Retained Liability for which waiver or consent was obtained or with respect to which the Parties agreed did not require a consent or waiver as a condition to coverage hereunder;

(ii) the Company shall deliver to the Reinsurer a statement setting forth the Company’s good faith calculation of the difference (whether positive or negative) between (x) the aggregate amount of the premiums and considerations, premium adjustments and any and all amounts or payments, including any and all policy fees, charges, reimbursements, reinsurance recoverables and similar amounts, received or collected by the Company in respect of the portion of the Policies from which the relevant Net Retained Liabilities arise during the period following the Effective Date and prior to the date on which such waiver or consent was obtained or with respect to which the Parties agreed such waiver or consent was not required as a condition to coverage hereunder (the “Net Retained Liabilities Adjustment Period”); and (y) the aggregate amount equal to the obligations, including any and all death claims, cash surrender benefits, policyholder dividends, reinsurance premiums, commissions and similar amounts, arising out of or relating to the portion of the Policies from which the relevant Net Retained Liabilities arise (including Extra Contractual Obligations) incurred by the Company during the Net Retained Liabilities Adjustment Period. If such amount is positive, then such amount shall be due to be paid the Company by the Reinsurer, and if such amount is negative, then such amount shall be due to be paid to the Reinsurer by the Company, in each case, together with an amount of interest on such payment at the Applicable Rate, calculated on the basis of a 360-day year for the actual number of days elapsed, accrued from the Effective Date until, but not including, the date of payment; and

(iii) The payment of the amounts in clauses (i) and (ii) shall be reflected in the Net Settlement for the month in which such consent or waiver was obtained and paid in accordance with Section 6.2.

(c) For the avoidance of doubt, prior to obtaining any such required written consents or waivers, or the making of any such written agreement, the portion of each Policy from which Net Retained Liabilities arise shall not be deemed to constitute a Reinsured Policy for purposes of this Agreement; provided that the Reinsurer shall provide administrative services with respect to any Net Retained Liabilities (and the associated Policies) pursuant to the Administrative Services Agreement. Except as otherwise contemplated by this Section 2.4, the Company shall bear the cost of obtaining any waivers or consents to reinsure a Net Retained Liability.

Section 2.5 Guaranty Fund Assessments and Premium Taxes.

(a) Guaranty Funds Assessments. In the event the Company is required to pay an assessment on or after the Effective Date in respect of the Reinsured Policies to any insurance guaranty, insolvency or other similar fund maintained by any jurisdiction, the portion, if any, of such assessment related to such Reinsured Policies shall be reimbursed by the Reinsurer as part of the applicable monthly settlement pursuant to Section 6.2 To the . extent there is any recovery of any such assessment paid by the Reinsurer, the Company shall promptly pay the Reinsurer’s Share of such recovery to the Reinsurer.

(b) Premium Taxes.

(i) The Reinsurer shall pay to the Company a provision for premium taxes and other charges, fees, taxes and assessments, including retaliatory taxes (collectively, “Premium Taxes”), incurred or imposed on or after the Effective Date in connection with premiums written or received under the Reinsured Policies. The provision for Premium Taxes shall be estimated at 1.8% of premiums received under the Reinsured Policies, as calculated on a monthly basis, and shall be paid by the Reinsurer to the Company as part of the monthly settlement pursuant to Section 6.2 and adjusted annually to an actual rate for each year as part of the monthly settlement pursuant to Section 6.2 for the second calendar month of the following year, with such monthly settlement to reflect the difference between actual Premium Taxes in respect of the Reinsured Policies (after giving effect to any offsets for guaranty fund assessments reimbursed by the Reinsurer pursuant to Section 2.5(a)) and estimated Premium Taxes.

(ii) Each Party shall promptly notify the other in writing upon receipt by it or any of its Affiliates of notice of any pending or threatened Action related to any Premium Taxes or any Tax Returns filed in connection with such Premium Taxes.

(iii) The Company shall have the right to control the conduct of any Action related to any Premium Taxes or any Tax Returns filed in connection with such Premium Taxes, and to employ counsel of the Company’s choice; provided, that the Reinsurer shall be permitted, at the Reinsurer’s expense, to be present at, and to participate in, any Action related to Premium Taxes. Notwithstanding such control, the Company shall not settle, either administratively or after the commencement of litigation, any claim for Premium Taxes without providing reasonable advance written notice to, and an opportunity for prior consultation with, the Reinsurer. The Parties shall furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the preparation for any Premium Tax audit or other Action related to Premium Taxes, and the prosecution or defense of any Action related to any Premium Taxes or any Premium Tax Returns filed in connection with such Premium Taxes. The Parties shall reasonably cooperate with each other in the conduct of any

Action related to any Premium Taxes. Any information obtained under this Section 2.5(b)(iii) shall be kept confidential, except as otherwise reasonably may be required in connection with the filing of Premium Tax Returns or claims for Premium Tax refunds or in conducting any Action related to Premium Taxes.

Section 2.6 Other Reinsurance. This Agreement is written on a “gross” basis and thus the costs and benefits of Other Reinsurance inuring on the Reinsured Policies are intended to be borne by the Reinsurer; provided, that to the extent the Other Reinsurance became unrecoverable (in accordance with the Company’s ordinary-course evaluation and statutory accounting treatment) prior to the Effective Time, the recoverability of such amounts shall be borne by the Company. Other Reinsurance with respect to the Reinsured Policies shall be accounted for herein such that the Reinsurer participates in the Reinsurer’s Share of any premiums, benefits, recoveries, ceding or expense allowances, other allowances and other adjustments as such amounts and such risks are paid, received or otherwise collected by the Company with respect to such Other Reinsurance, it being understood that the Reinsurer shall bear all risk of collecting third party reinsurance (except as otherwise provided in Section 3.2(c)). Risks under the terms of any agreement of Other Reinsurance as shall be terminated or recaptured with the Reinsurer’s prior written consent shall be ceded automatically hereunder to the Reinsurer without any further action required, subject to the receipt by the Reinsurer of the Reinsurer’s Share of any reserve transfer or similar transfer or settlement amount received by the Company from the applicable third party reinsurer. In connection with any such termination or recapture with the Reinsurer’s prior written consent, the Reinsurer shall pay the Reinsurer’s Share of any resulting special transfer or recapture fee incurred by the Company. The Company covenants that absent the prior written consent of the Reinsurer, the Company shall not enter into any new or change any existing reinsurance cession with respect to any of the Reinsured Policies. Notwithstanding this Section 2.6 or Section 3.2, the Company shall retain all rights and primary responsibility with respect to payments under Other Reinsurance Agreements.

Section 2.7 Policy Changes and Non-Guaranteed Elements.

(a) Policy Changes. The Company agrees that it shall not make any changes in the provisions and conditions of a Reinsured Policy or an Assumed Reinsurance Agreement except with the Reinsurer’s prior written consent or to the extent that any change to the terms of any Reinsured Policy is required by Applicable Law. To the extent a change is required by Applicable Law, the Company shall, within a reasonable period of time prior to effecting such change, provide reasonably detailed written notice to the Reinsurer describing the nature of such change and the reasons for making such change. The Company shall also afford the Reinsurer, at the Reinsurer’s expense, the opportunity, to the extent reasonably practicable, to object to such change under applicable administrative procedures to the same extent the Company could make such objection under Applicable Law; provided, that the Reinsurer may only object to such change in the same manner and to the same extent as it objects to any similar change required by any Applicable Law to life insurance policies and contracts of the Reinsurer that are substantially similar to the Reinsured Policies.

(b) Non-Guaranteed Elements. The Company will be responsible for determining the cost of insurance charges, loads and expense charges, credited interest rates, mortality and expense charges, administrative expense risk charges and policyholder dividends, as applicable, under the Reinsured Policies (“Non-Guaranteed Elements”); provided, that the Reinsurer may provide written recommendations regarding the Non-Guaranteed Elements to the Company and, provided that such recommendations are the same as the Non-Guaranteed Elements established by the Reinsurer for life insurance policies and contracts of the Reinsurer that are substantially similar to the Reinsured Policies and comply with the written terms of the Policies, Applicable Law and Actuarial Standards of Practice promulgated by the Actuarial Standards Board governing redetermination of non-guaranteed charges. The Company should consider any such recommendations and act reasonably and in good faith in determining whether to accept any such recommendations and shall not unreasonably delay implementation of any accepted recommendations for more than ten (10) Business Days after such recommendations are provided to the Company in writing. Notwithstanding the foregoing, the Company shall retain the responsibility for determining the Non-Guaranteed Elements.

Section 2.8 Premiums. Payment of Premiums to the Reinsurer, as Administrator pursuant to the Administrative Services Agreement, by or on behalf of a policyholder shall be deemed received by the Company. All monies, checks, drafts, money orders, postal notes and other instruments that may be received after the Effective Date by the Company for premiums, fees or other payments on or in respect of the Reinsured Policies shall be held in trust by the Company for the benefit of the Reinsurer and shall be immediately transferred and delivered to the Reinsurer, and any such instruments when so delivered shall bear all endorsements required to effect the transfer of same to the Reinsurer. The Reinsurer is hereby authorized to endorse for payment to the Reinsurer any such checks, drafts, money orders and other instruments pertaining to the Reinsured Policies that are payable to, or to the order of, the Company and received by the Reinsurer under this Agreement.

Section 2.9 Assignment; Security Interest.

(a) The Company hereby assigns, transfers and conveys to the Reinsurer, effective as of the Effective Time, all of the Company’s right, title and interest (legal, equitable or otherwise), if any, to payments (i) under the Reinsured Policies of principal and interest paid on policy loans and (ii) of the Premiums, fees and other payments due or made on or after the Effective Date under the Reinsured Policies. The Reinsurer and the Company hereby agree that, in connection with any termination of this Agreement, all of the Reinsurer’s right, title and interest (legal, equitable or otherwise) in and to the items set forth in (i) and (ii) above shall be immediately assigned, transferred and conveyed to the Company without any further action by the Parties. Each Party, as reasonably requested by the other from time to time, shall take all reasonably appropriate actions and execute any reasonably necessary and appropriate additional documents, instruments or conveyances of any kind which may be reasonably necessary to carry out the provisions of this Section 2.9(a).

(b) The Parties intend that at all times prior to the termination of this Agreement that the Company’s assignment pursuant to Section 2.9(a) be a present assignment of all of the Company’s rights, title and interest and not an assignment as collateral. However, to the extent that such assignment is not recognized as a present assignment, is not valid or is recharacterized as a pledge rather than a lawful conveyance to the Reinsurer, the Company does hereby bargain, sell, convey, assign and otherwise pledge to the Reinsurer, and grant a first priority security interest to the Reinsurer in, all of the Company’s right, title and interest (legal, equitable or otherwise), if any, to payments (i) under the Reinsured Policies of principal and interest paid on policy loans and (ii) of all Premiums, fees and other payments due or made on or after the Effective Date under the Reinsured Policies (collectively, the “Collateral”) to secure all of the Company’s obligations under this Agreement.

(c) This Section 2.9 is being included in this Agreement to ensure that, if an insolvency or other court determines that, notwithstanding the provisions of this Agreement, including Sections 2.1, 2.2, 2.3, 2.8, 6.2 and 12.1, and the intent of this Agreement, the Company retained ownership of or any rights in the Collateral, the Reinsurer’s rights to the Collateral are protected with a first priority, perfected security interest, and it is the intent of the Parties that this Section 2.9 be interpreted as such.

(d) At or prior to the Effective Time, the Company shall file, and the Reinsurer is authorized to file, any and all financing statements reasonably requested by the Reinsurer in order to perfect the Reinsurer’s right, title and interest under Article 9 of the UCC in and to the Collateral, and the Company shall do such further acts and things as the Reinsurer may reasonably request in order that the security interest granted hereunder may be maintained as a first priority perfected security interest; provided, that the Reinsurer shall be required to bear all out-of-pocket costs and expenses (including reasonable attorney’s fees) incurred by the Company in connection with any such action or other thing requested by the Reinsurer.

Section 2.10 Hedging.

(a) The Company shall purchase derivatives to hedge the index risk associated with the Equity Indexed Reinsured Policies (each, an “EI Hedge” and collectively, the “EI Hedges”). The Company hereby conveys, transfers and assigns to the Reinsurer, effective as of the Effective Date, a 100% interest in the gross proceeds in respect of the EI Hedges purchased by the Company prior to or following the Effective Date, intended to hedge the index risk associated with the Reinsurer’s Share of the Equity Indexed Reinsured Policies, each such EI Hedge purchased prior to the Effective Date is set forth on Annex C hereto. Such assignment shall occur automatically, without further action on the part of either Party, upon the purchase by the Company of any EI Hedge or, in the case of any EI Hedges entered into prior to the date hereof, as of the date hereof. EI Hedges assigned under this Section 2.10(a) will be accounted for as funds withheld assets payable by the Company to the Reinsurer.

(b) The Company shall pay to the Reinsurer any Assigned EI Hedge Proceeds Amounts to the Funds Withheld Account.

(c) The Reinsurer shall pay to the Company any Assigned EI Hedge Costs Amounts in accordance with Section 6.2 until the applicable EI Hedges have been novated to the Reinsurer.

(d) The Company shall use reasonable care in its hedging activities with respect to the Reinsured Policies, and such activities shall be consistent with the applicable standards set forth in the Transition Services Agreement. In addition, the Company shall not treat the EI Hedges in any respect in a manner that is different than the manner in which it treats the hedges it enters into with respect to equity indexed policies issued by the Company that are not Equity Indexed Reinsured Policies.

(e) The Company agrees that other than as provided expressly in this Agreement, it shall take any actions reasonably requested by the Reinsurer to maintain in full force and effect each of the EI Hedges and to perform fully each of its obligations thereunder. The Company may not modify, amend or terminate any EI Hedge or waive any of its rights under any such EI Hedge without the Reinsurer’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) and shall fully enforce, at the expense of the Reinsurer, all of its rights thereunder, including, at the Reinsurer’s request and if applicable, requiring the collateralization by the Hedge Counterparty of exposure and other amounts required to be paid or delivered thereunder. With the Reinsurer’s prior written consent, the Company may exercise any right it may have to terminate any such EI Hedge and shall, at the Reinsurer’s instruction and expense, effect any discretionary action with respect to the management or administration of the EI Hedges as the Reinsurer shall reasonably request, including termination, as may be available pursuant to the terms and conditions of any EI Hedge; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any such discretionary action so requested by the Reinsurer and the Company shall indemnify and hold harmless the Reinsurer for Losses to the extent arising out of any failure by the Company to take any such discretionary action as reasonably requested by the Reinsurer. The Company agrees that it shall, at the direction and at the cost and expense of the Reinsurer, pursue commercially reasonable management and collection efforts with respect to the EI Hedges and, in general, will reasonably cooperate with the Reinsurer in the management and administration of the EI Hedges.

(f) Following the Effective Date, at the Reinsurer’s request and expense, the Company shall cooperate with the Reinsurer and use its reasonable best efforts in the context of current market conditions to novate any EI Hedges from the Company to the Reinsurer or a designated Affiliate of the Reinsurer. The Company shall promptly advise the Reinsurer of any communications with respect to any such proposed novation. All material, written correspondence from either the Company or the Reinsurer to any Hedge Counterparty in connection with any such proposed novation shall be in a form approved by the other Party; provided that any such approval shall not be unreasonably withheld, conditioned or delayed. At the Reinsurer’s instruction and at the Reinsurer’s cost and expense, the Company shall take any such action with respect to any such proposed novation as the Reinsurer shall reasonably request, including sending correspondence requesting that an EI Hedge be novated to the Reinsurer or a designated Affiliate of the Reinsurer in a form approved by the Reinsurer; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any such action so requested by the Reinsurer and the Company shall indemnify and hold harmless the Reinsurer for Losses to the extent arising out of any failure by the Company to take any such action as reasonably requested by the Reinsurer.

Section 2.11 Existing Interest Maintenance Reserve. Set forth on Schedule 2.11 is the Reinsurer’s Share of the Existing Interest Maintenance Reserve attributable to the Reinsured

Liabilities. The entirety of such Existing Interest Maintenance Reserve shall be calculated by the Company and ceded to the Reinsurer and transferred into the Funds Withheld Account, and shall be amortized as set forth on Schedule 2.11. The Company shall have no obligation to establish any such Existing Interest Maintenance Reserve.

Section 2.12 Retention. Unless the New York Department of Financial Services provides its prior written consent, the Reinsurer shall not retrocede any Reinsured Liabilities in connection with any transaction or series of transactions in which such liabilities will be ceded to a special purpose financial captive insurer.

Section 2.13 Cash Flow Testing Reserves. The Reinsurer will pay to the Company the Portfolio Yield on the Initial Cash Flow Testing Reserves as part of the Net Settlement pursuant to Section 6.2.

ARTICLE III

REINSURANCE LIABILITY

Section 3.1 Reinsurance Liability. The reinsurance by the Reinsurer of the Reinsured Policies is subject to the same rates, conditions, limitations and restrictions as the insurance under the Reinsured Policies written by the Company on which the reinsurance is based. The liability of the Reinsurer hereunder on the terms described herein begins as of the Effective Time and, subject to Article IX hereof, the liability of the Reinsurer on any Reinsured Policy will terminate as and when all liability of the Company with respect to such Reinsured Policy terminates.

Section 3.2 Other Reinsurance.

(a) The Company agrees that other than as provided expressly in this Agreement, it shall take any actions reasonably requested by the Reinsurer to maintain in full force and effect each of the Other Reinsurance Agreements and to perform fully each of its obligations thereunder. The Company may not modify, amend, terminate or recapture any Other Reinsurance Agreement or waive any of its rights under any such agreement without the Reinsurer’s prior written consent and shall fully enforce, at the expense of the Reinsurer, all of its rights thereunder, including, at the Reinsurer’s request, requiring the collateralization by the third party reinsurer of reserve balances and other amounts thereunder. With the Reinsurer’s prior written consent, the Company may exercise any right it may have to recapture risks ceded under any of the Other Reinsurance Agreements or to otherwise terminate any such agreement and shall, at the Reinsurer’s instruction and expense, effect any such action with respect to the management or administration of the Other Reinsurance as the Reinsurer shall reasonably request, including termination or recapture, as may be available under or with respect to the terms of any Other Reinsurance Agreement; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any such action so requested by the Reinsurer. Subject to the terms and conditions of the Administrative Services Agreement, the Company agrees that it shall, at the direction and at the cost and expense of the Reinsurer (including any reasonable out-of-pocket expenses incurred by the Company), pursue commercially reasonable management and collection efforts with respect to the Other Reinsurance and, in general, will reasonably cooperate with the Reinsurer in the management of the Other Reinsurance.

(b) Following the Effective Date, at the Reinsurer’s expense and reasonable request, the Company shall cooperate with the Reinsurer and shall use its reasonable best efforts in the context of current market conditions to novate any Other Reinsurance from the Company to the Reinsurer or a designated Affiliate of the Reinsurer. The Parties shall promptly advise each other of any communications with respect to any such proposed novation. All correspondence from either the Company or the Reinsurer to any reinsurer under Other Reinsurance in connection with any such proposed novation shall be in a form approved by the other Party; provided that any such approval shall not be unreasonably withheld, conditioned or delayed. At the Reinsurer’s instruction and at the Reinsurer’s cost and expense (including any reasonable out-of-pocket expenses incurred by the Company), the Company shall effect any such action with respect to any such proposed novation as the Reinsurer shall reasonably request, including sending correspondence requesting that an Other Reinsurance Agreement be novated to the Reinsurer or a designated Affiliate of the Reinsurer in a form approved by the Reinsurer; provided, however, that the Reinsurer shall indemnify and hold harmless the Company for Losses arising out of any such action so requested by the Reinsurer.

(c) The Company agrees that whenever an Other Reinsurance Agreement provides the Company with a right of set-off, the Company shall exercise such right of set-off in the event that amounts are due and unpaid from the Reinsurer. The Company shall have no obligation to pursue any claims it may have for indemnification to which it may be entitled in connection with the Other Reinsurance unless requested to do so by the Reinsurer and at the cost and expense of the Reinsurer (including reasonable out-of-pocket expenses incurred by the Company). In no event shall any such right to indemnification reduce the Reinsurer’s responsibility for the risk of all Other Reinsurance.

Section 3.3 Disclaimer. The Company has no duties, whether express or implied, including the duty of utmost good faith and other similar duties, which the Company expressly disclaims, and makes no representations or warranties to the Reinsurer, other than those expressly contained in this Agreement. The Reinsurer has no duties, whether express or implied, including the duty of utmost good faith and other similar duties, which the Reinsurer expressly disclaims, and makes no representations or warranties to the Company, other than those expressly contained in this Agreement.

ARTICLE IV

CERTAIN FINANCIAL PROVISIONS

Section 4.1 Credit for Reinsurance. If at any time during the term of this Agreement, the Reinsurer fails to hold and maintain all licenses, permits and authorities required under Applicable Law to enable the Company to receive statutory reserve credit for the reinsurance ceded to the Reinsurer hereunder in the Company’s state of domicile, the Reinsurer shall, at its sole expense, establish and maintain security in the form of letters of credit, assets held in a reinsurance trust, funds withheld arrangement or a combination thereof in a manner that meets all Applicable Laws regarding credit for reinsurance, so as to permit the Company to receive full statutory reserve credit for the reinsurance ceded to the Reinsurer hereunder in the Company’s state of domicile. The form of such letter of credit, trust agreement for such reinsurance trust or any funds withheld arrangement shall be approved by the New York Department of Financial Services prior to use.

Section 4.2 RBC Reports.

(a) Within forty-five (45) days following the end of the first three calendar quarters of each year during the term of this Agreement, the Reinsurer shall provide to the Company a report of its RBC Ratio as of the end of such calendar quarter, as estimated in good faith by the Reinsurer.

(b) Within five (5) Business Days of the submission by the Reinsurer to the insurance department of its domiciliary state of a report of its risk-based capital levels as of the end of the previous calendar year, but in no event later than sixty (60) days following the end of each calendar year, the Reinsurer shall provide to the Company written certification of its RBC Ratio as of the end of such calendar year.

Section 4.3 Establishment of the Funds Withheld Account.

(a) On or prior to the Effective Date, the Company shall establish on its books and records a funds withheld account (the “Funds Withheld Account”) and allocate thereto the Initial Reinsurance Assets with a Statutory Book Value equal to the Initial Coinsurance Premium and, thereafter, shall maintain the Funds Withheld Account with assets having a Statutory Book Value equal to the Funds Withheld Account Amount determined from time to time in accordance with this Agreement (the Initial Reinsurance Assets and any other assets allocated to the Funds Withheld Account pursuant to this Agreement, the “Reinsurance Assets”). The Funds Withheld Account shall be a segregated account established by the Company. The Company will retain, control and own all Reinsurance Assets. The Company shall record the Funds Withheld Account Balance on its statutory financial statements as a payable to the Reinsurer.

(b) The Reinsurance Assets (other than the policy loans) shall be invested by the Reinsurer or by Goldman Sachs Asset Management or such other investment manager appointed by the Reinsurer with the prior written consent of the Company pursuant to an investment management agreement. The Reinsurer, Goldman Sachs Asset Management or such other investment manager appointed by the Reinsurer with the prior written consent of the Company shall have the authority to purchase EI Hedges on the account of the Company commencing (1) year following the Effective Date. For greater certainty, (i) each policy loan repaid and interest payment on a policy loan shall be accounted for as a cash transfer to the Funds Withheld Account from the policyholder in an amount equal to such policy loan repayment or interest payment (and shall result in an allocation by the Company to the Funds Withheld Account of cash, assets or a combination of cash and assets, with an aggregate Statutory Book Value equal to such policy loan repayment or interest payment), and (ii) each policy loan taken by a policyholder shall be accounted for as a cash transfer from the Funds Withheld Account to such policyholder (and shall result in cash, assets or a combination of cash and assets, with an aggregate Statutory Book Value equal to the proceeds of such policy loan no longer being allocated by the Company to the Funds Withheld Account) and the

Company shall establish a Reinsurance Asset in an amount equal to the outstanding balance of such policy loan and any accrued but unpaid interest thereon and shall allocate such Reinsurance Asset to the Funds Withheld Account.

(c) Assets in the Funds Withheld Account may be withdrawn and applied by the Company or any successor of the Company without diminution because of insolvency on the part of the Company or the Reinsurer only for the following purposes:

(i) to pay to the Company any amount due to be paid out of the Funds Withheld Account as part of the Reinsurer Termination Payment to the extent such amount is not being disputed by the Reinsurer in good faith;

(ii) to pay any portion of the Net Settlement due to be paid to the Company in accordance with Sections 6.2(b) and 6.2(c) to the extent such portion is not being disputed by the Reinsurer in good faith, and any portion thereof that is due to be paid to the Reinsurer to the extent such portion is not being disputed by the Company in good faith;

(iii) to pay to the Reinsurer amounts remaining in the Funds Withheld Account, if any, after the payment of any amounts due to be paid out of the Funds Withheld Account as part of the Reinsurer Termination Payment to the extent such amount is not being disputed by the Company in good faith; or

(iv) to pay or reimburse the Company for any other amounts due but not yet recovered from the Reinsurer under this Agreement in order to satisfy liabilities under the Reinsured Policies to the extent such amounts are not being disputed by the Reinsurer in good faith.

For the avoidance of doubt, (i) any amounts referred to above that are not the subject of a good faith dispute may be withdrawn and applied for the purposes provided above and (ii) payments to policyholders shall not be delayed due to any good faith disputes by the Company or the Reinsurer under this Section 4.3(c).

(d) If assets are withdrawn from the Funds Withheld Account and are not immediately applied for the purposes set forth in Section 4.3(c) above, the assets improperly withdrawn from the Funds Withheld Account by the Company shall be immediately returned to the Funds Withheld Account. Until such assets are returned to the Funds Withheld Account, such assets shall be held in trust by the Company separate and apart from any other assets of the Company. The Company shall pay to the Funds Withheld Account interest on the amount of any such improperly withdrawn assets at the Applicable Rate from the date of withdrawal to the date such assets are returned to the Funds Withheld Account or paid to the Reinsurer, as applicable (the “Excess FWA Draw Interest Amount”). Such interest shall accrue monthly and shall be paid on the Business Day following the last day of each Monthly Accounting Period. The balance of the amount held or required to be so held separate and apart as of any date of determination shall be an amount (the “Excess FWA Draw Amount”) equal to (i) the Statutory Book Value of assets withdrawn from the Funds Withheld Account in excess of amounts required for the purposes described in Section 4.3(c) above minus any amounts applied by the Company therefrom for such permissible purposes plus (ii) the Excess FWA Draw Interest Amount (whether or not payable as of such date of determination).

ARTICLE V

PLAN OF REINSURANCE

Section 5.1 Plan. Reinsurance under this Agreement is on a 100% coinsurance funds withheld basis and is subject to the terms and conditions of the original policy forms for the Reinsured Policies and any amendments thereto in effect as of the Effective Date.

Section 5.2 Follow the Fortunes. The Reinsurer’s liability under this Agreement shall commence on the Effective Date, and all reinsurance with respect to which the Reinsurer shall be liable by virtue of this Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments, waivers, proportion of premiums paid to, and reinsurance recoveries benefiting, the Company with respect to the Reinsured Liabilities and the Reinsured Policies, the true intent of this Agreement being that the Reinsurer shall follow the fortunes of the Company with respect to the Reinsured Liabilities and Reinsured Policies.

Section 5.3 Reductions and Terminations. Reinsurance amounts are calculated in terms of coverages on a “per policy” basis. If the coverage of any Reinsured Policy on an insured is reduced or terminated, reinsurance under this Agreement on such Reinsured Policy will be equally reduced or terminated.

Section 5.4 Reinstatements. Reinsured Policies ceded under this Agreement shall include any Policy that is reduced, terminated, lapsed or surrendered, and later reinstated pursuant to and in accordance with its policy provisions and will be reinsured by the Reinsurer in accordance with the terms of this Agreement. The Reinsurer will retain any Premiums and interest that the Company has received for reinstatement in respect of periods on or after the Effective Date. A terminated Policy that would have been a Reinsured Policy had it been in force at the Effective Time, that later reinstates pursuant to and in accordance with its policy provisions, will be reinsured by the Reinsurer and become a Reinsured Policy. The Reinsurer will be entitled to retain any Premiums and interest for coverage on or after the Effective Date that is received for such reinstatement, and the Company will transfer to the Reinsurer the amount of reserves for such reinstated Reinsured Policy as of the Effective Date, calculated in a manner that is consistent with the reserve calculations used for the other Reinsured Policies. The date of reinsurance for such reinstated Reinsured Policies shall be the Effective Date. For the avoidance of doubt, the reinstated Policies reinsured under this Section 5.4 shall include any Policy treated as lapsed or otherwise terminated prior to the Effective Time under which the Company subsequently becomes liable as a result of a determination that the policyowner, insured or beneficiary has died prior to the lapse or termination.

Section 5.5 Contractual Conversions; Internal Replacement.

(a) Any conversion, exchange or replacement policy or contract arising from the Reinsured Policies that is converted, exchanged or replaced pursuant to and in accordance with its policy terms shall be deemed to constitute a Reinsured Policy for purposes of this

Agreement and, in the event of a conversion, exchange or replacement of any Reinsured Policy, the Reinsurer shall reinsure the risk resulting from such conversion on the basis set forth hereby with respect to the Reinsured Policies; provided, however, that the Reinsurer shall not be required to pay any ceding commission with respect to any such converted, exchanged or replacement policy or contract. The Reinsurer will reimburse the Company for any expenses incurred in issuing a converted, exchanged or replacement policy or contract, but only to the extent such expenses are not covered by payments made by the Reinsurer under the Transition Services Agreement.

(b) Absent the Reinsurer’s prior written consent (which may be withheld in its sole discretion), the Company will not solicit owners, beneficiaries or policyholders in connection with, or sponsor or assist, directly or indirectly, in the conduct of, (and will cause each of its Affiliates to refrain from soliciting in connection with, and sponsoring or assisting, directly or indirectly, in the conduct of) any program of internal replacement under which the owners, beneficiaries or policyholders of Reinsured Policies are or would be encouraged to exchange, or assisted in the exchange of, Reinsured Policies for other insurance policies or contracts that are not reinsured under this Agreement. Should the Company or its Affiliates or any of their respective successors or assigns initiate such a program of internal replacement that would include any of the risks reinsured hereunder in violation of the preceding sentence, the Company will immediately notify the Reinsurer. For each risk reinsured hereunder that has been replaced under a program of internal replacement, the Reinsurer shall have the option, at its sole discretion, of either treating the risks reinsured as recaptured on terms reasonably acceptable to the Reinsurer or continuing reinsurance on the new policy under the terms of this Agreement without any ceding commission therefor.

Section 5.6 Policy List Errors.

(a) The Company or the Reinsurer, as applicable, shall notify the other Party if any life insurance policies or contracts issued or reinsured by the Company and in force as of the Effective Date were inadvertently not included on the Policy List and are determined to be a Policy, which shall in no event include any insurance policies and contracts falling within the following lines of business: health, annuities, funding agreements, corporate-owned life insurance and bank-owned life insurance when sold on a group basis, synthetic guaranteed investment contracts and variable life or other variable business.

(b) If any policies or contracts (or components thereof) are determined to be Policies in accordance with this Section 5.6, then the Company shall transfer cash or assets reasonably satisfactory to the Reinsurer into the Funds Withheld Account in an amount equal to the Statutory Reserves required to be held with respect to such Policies to the extent such Statutory Reserves were not previously transferred to the Funds Withheld Account.

Section 5.7 Renewal Commissions. Any renewal commissions due following the Effective Date will the responsibility of the Reinsurer and shall be paid by the Reinsurer to the Company as part of the Net Settlement pursuant to Section 6.2.

ARTICLE VI

ADMINISTRATION

Section 6.1 Administrative Services.

(a) The Parties hereby agree that the Policies, Other Reinsurance Agreements and, subject to Section 2.10, the EI Hedges shall be administered in accordance with or as otherwise provided in the Administrative Services Agreement and the Transition Services Agreement. The administration of the Policies, Other Reinsurance Agreements and EI Hedges shall be at the sole cost and expense of the Reinsurer.

(b) In the event that the Reinsurer is unable to administer the Policies, Other Reinsurance Agreements and EI Hedges as provided in Section 6.1(a), the Reinsurer shall remain obligated for the costs and expenses of any replacement party providing such administration and the Reinsurer shall reimburse the Company for any such costs and expenses as part of the Net Settlement pursuant to Section 6.2.

Section 6.2 Net Settlements.

(a) For each Monthly Accounting Period, the Parties will effect a settlement on a net basis (the “Net Settlement”) as contemplated in Annex B hereto.

(b) A report reflecting in detail the Net Settlement determinations contemplated in Annex B shall be prepared not later than thirty (30) calendar days after the end of each Monthly Accounting Period. For as long as required under the Transition Services Agreement, the Company shall prepare and deliver such report to the Reinsurer. After such time, the Reinsurer shall prepare and deliver such report to the Company. If a Net Settlement report reflects a balance due to the Company, the amount(s) shown as due shall be paid within ten (10) Business Days of the delivery of the report. If a Net Settlement report reflects a balance due to the Reinsurer, the amount(s) shown as due shall be paid within ten (10) Business Days after the date on which the report was delivered. If there is a delayed settlement of any payment due hereunder, interest will accrue on such payment at the Applicable Rate. For purposes of this section, a payment will be considered overdue on the date which is ten (10) Business Days after the date such payment is due hereunder; provided that such interest will begin to accrue from the original due date with respect to such payment. All settlements of account between the Company and the Reinsurer shall be made in cash or its equivalent.

(c) To the extent that the Reinsurer makes any direct payments to or on behalf of the Company in respect of Reinsured Liabilities or other amounts payable to the Company pursuant to the Net Settlement in respect of a Monthly Accounting Period prior to the Net Settlement process, whether in its capacity as the Administrator or otherwise, the amount of any such payments shall be taken into account for purposes of determining the Net Settlement. In addition, to the extent the Reinsurer receives any Premiums or other amounts payable to the Reinsurer pursuant to the Net Settlement in respect of a Monthly Accounting Period prior to the Net Settlement process, whether in its capacity as the Administrator or otherwise, the amount of any such Premiums received shall be taken into account for purposes of determining the Net Settlement.

(d) The Net Settlement report delivered in respect of each Monthly Accounting Period shall include an adjustment to the Funds Withheld Account Balance (each, a “Funds Withheld Account Adjustment”). The Funds Withheld Account Adjustment shall be calculated as an amount equal to (i) minus (ii) minus (iii), where:

(i) equals the Funds Withheld Account Amount as of the last day of the Monthly Accounting Period to which the then current Net Settlement report relates; and

(ii) equals the Funds Withheld Account Amount at the end of the immediately preceding Monthly Accounting Period, and

(iii) equals the Investment Income earned during the period from but excluding the last day of the immediately preceding Monthly Accounting Period to and including the last day of the Monthly Accounting Period to which the then current Net Settlement report relates.

(e) If the Funds Withheld Account Adjustment for any Monthly Accounting Period is positive, then the Reinsurer shall remit to the Company an amount equal to the Funds Withheld Account Adjustment in accordance with Section 6.2(b). If the Funds Withheld Account Adjustment for any Monthly Accounting Period is negative, then the Company shall remit to the Reinsurer an amount equal to the absolute value of the Funds Withheld Account Adjustment in accordance with Section 6.2(b). For purposes of calculating the Funds Withheld Account Adjustment for the first Monthly Accounting Period after the Effective Time, clause (iii) of Section 6.2(d) shall include only Investment Income earned since the Effective Time.

(f) In connection with any settlement under this Agreement, the Reinsurer shall not be obligated to pay any Excluded Reinsured Liability.

ARTICLE VII

DAC TAX

Section 7.1 DAC Tax Election. The Company and the Reinsurer hereby elect and agree under Treasury Regulations Section 1.848-2(g)(8) as follows:

(a) The Company and the Reinsurer will each attach a schedule to its federal income tax return for the first taxable year ending after the Effective Date that identifies this Agreement as a reinsurance agreement for which a joint election under Treasury Regulation Section 1.848-2(g)(8) has been made, and will otherwise file its respective federal income tax returns in a manner consistent with the provisions of Treasury Regulation Section 1.848-2 as in effect on the date this Agreement is executed;

(b) For each taxable year under this Agreement, the Party with the net positive consideration, as defined in the regulations promulgated under Section 848 of the Code, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code;

(c) The Company and the Reinsurer agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Code and applicable Treasury Regulations;

(d) The first tax year for which this election is effective is 2013;

(e) The Reinsurer will submit to the Company by May 15 each year its calculation of the amount of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement that the Reinsurer will report such amount of net consideration in its tax return for the preceding calendar year;

(f) The Company may contest such calculation by providing an alternative calculation to the Reinsurer in writing within thirty (30) days of the Company’s receipt of the Reinsurer’s calculation. If the Company does not so notify the Reinsurer, the Company will report the amount of net consideration as determined by the Reinsurer in the Company’s tax return for the previous calendar year;

(g) If the Company contests the Reinsurer’s calculation of the amount of net consideration, the dispute shall be resolved in accordance with Section 10.2.

Both the Company and the Reinsurer are subject to U.S. taxation under Subchapter L of Chapter 1 of the Code.

ARTICLE VIII

INSOLVENCY

Section 8.1 Insolvency. The reinsurance ceded hereunder shall be payable by the Reinsurer on the basis of liability of the Company under the Reinsured Policies without diminution because of the insolvency of the Company, directly to the Company or its liquidator, receiver or statutory successor, except where the Reinsurer, with the consent of the direct insured, has assumed the policy obligations of the Company as direct obligations of the Reinsurer to the payees under a Reinsured Policy and in substitution for the obligations of the Company to the payees. It is agreed and understood, however, that (i) in the event of the insolvency of the Company, the liquidator, receiver or statutory successor of the Company shall give the Reinsurer written notice of the pendency of a claim against the insolvent Company on a Reinsured Policy within a reasonable time after such claim is filed in the insolvency proceeding and (ii) during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defenses which it deems available to the Company, its liquidator, receiver or statutory successor

Section 8.2 Expenses. It is further understood that any expense incurred by the Reinsurer pursuant to Section 8.1 shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. Where two or more assuming reinsurers are involved in the same claim and a majority in interest elect to interpose defenses to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

TERMINATION

Section 9.1 Duration of Coinsurance. This Agreement will be effective as of the Effective Time. Subject to the provisions of this Article IX, this Agreement will remain in effect, and the reinsurance provided hereunder will remain in force, until termination of the policy or policies on which the reinsurance is based in accordance with the terms of this Agreement. Except as provided in Sections 9.3, the Reinsured Policies are not eligible for recapture by the Company.

Section 9.2 Termination. This Agreement shall terminate:

(a) at any time upon the mutual written consent of the Parties hereto, which writing shall state the effective date of termination; or

(b) automatically at such time as no liability remains under this Agreement.

Section 9.3 Termination by the Company. The Company, in its sole discretion, shall have the option to terminate this Agreement upon the occurrence of any one of the following events:

(a) the Reinsurer is placed in receivership, conservatorship, rehabilitation or liquidation by any insurance regulatory authority;

(b) the Reinsurer breaches Section 4.1, and the Reinsurer fails to cure such breach within the earlier of (i) thirty (30) days following receipt of written notice of such breach from the Company and (ii) the last day of the calendar quarter in which such breach occurs; provided that the Company shall have no right to terminate if the Reinsurer cannot take any action reasonably required for the Company to receive statutory reserve credit without the reasonable cooperation of the Company and the Company shall not have reasonably cooperated with the Reinsurer; provided, further, that it shall be deemed unreasonable to require the Company to cooperate in the event such cooperation would impose on the Company any cost and the Reinsurer has not agreed to be responsible for such cost;

(c) the Reinsurer fails to pay any material amount due to the Company under this Agreement and (i) such amount is not subject to a good faith dispute and (ii) such failure is not cured within ten (10) Business Days following the Reinsurer’s receipt of written notice of such failure from the Company; or

(d) in the event that (i) the Reinsurer’s RBC Ratio is less than 175% or (ii) the Reinsurer fails to provide its RBC Ratio in accordance with Section 4.2 and, upon delivery of written notice from the Company to the Reinsurer, the Reinsurer shall fail to provide its RBC Ratio within ten (10) Business Days following such notice.

Section 9.4 Termination by the Reinsurer. Upon the occurrence of a Reinsurer Termination Event, the Reinsurer shall have the right (but not the obligation) to terminate this Agreement by providing written notice to the Company of its intent to terminate. Termination of this Agreement shall be effective on the date specified in such notice, provided that such date shall not be prior to the date on which the Termination Event occurred. Upon termination of this Agreement pursuant to this Section 9.4, the Company shall be deemed to have recaptured and reassumed all Reinsured Liabilities. Recapture of the Reinsured Policies shall be effective on the date specified in the notice of termination.

Section 9.5 Settlement Upon Termination. Upon the termination of this Agreement by the Company pursuant to Section 9.3 or by the Reinsurer pursuant to Section 9.4, subject to payment by the Reinsurer of any amounts due to the Company pursuant to this Section 9.5 and the payment by the Company of any amounts due to the Reinsurer pursuant to this Section 9.5, the Company shall recapture all liabilities previously ceded to the Reinsurer and the Reinsurer’s liability under this Agreement will terminate (provided, that such termination shall not relieve any Party of any pre-termination breach of this Agreement). The Company shall prepare a Net Settlement report for the period commencing on the first day of the then-current Monthly Accounting Period and ending on the date this Agreement is terminated pursuant to Sections 9.3 or 9.4 (the “Terminal Accounting and Settlement Report”). If a Net Settlement report reflects a balance due (a) the Company, the amount(s) shown as due shall be paid by the Reinsurer on the tenth (10th ) Business Day following the delivery of such Terminal Accounting and Settlement Report (the “Reinsurer Termination Payment”) and (b) the Reinsurer, the amount(s) shown as due shall be paid by the Reinsurer on the tenth (10th ) Business Day following the delivery of such Terminal Accounting and Settlement Report (the “Company Termination Payment”); provided, that, for the avoidance of doubt, the Reinsurer Termination Payment and the Company Termination Payment shall be determined on a net basis and only the balance shall be due and payable by the Reinsurer or the Company, as the case may be. In the event that a balance is due and payable by the Company, the Company shall pay such balance to the Reinsurer in cash by wire transfer of immediately available funds. In the event that a balance is due and payable by the Reinsurer, such amount shall be deducted by the Company from the Funds Withheld Account Balance and any remaining amount due to the Company (after giving effect to any other offsets under this Agreement) shall be paid by the Reinsurer in cash by wire transfer of immediately available funds. Following such settlement, any remaining amount in the Funds Withheld Account shall be transferred to the Company and the Funds Withheld Account will be reduced to zero. For the avoidance of doubt, the payment by the Reinsurer to the Company of an amount equal to the Funds Withheld Account Balance calculated in connection with the Terminal Accounting and Settlement Report shall be calculated after giving effect to the adjustments thereto pursuant to Section 6.2(d) as determined based on the Terminal Accounting and Settlement Report. Any dispute by either Party of the Company Termination Payment or the Reinsurer Termination Payment shall be resolved in accordance with Section 10.2.

ARTICLE X

RESOLUTION OF CERTAIN DISPUTES

Section 10.1 Disputes over Actual Initial Coinsurance Premium Calculations and SPA Adjusted Coinsurance Premium.

(a) Within thirty (30) days following its receipt from the Company of the Initial Coinsurance Premium Reconciliation Statement or the SPA Coinsurance Premium Reconciliation Statement, as applicable, (such period, a “Review Period”), the Reinsurer shall either (i) notify the Company in writing of its agreement with the calculation of the Actual Initial

Coinsurance Premium or SPA Adjusted Coinsurance Premium, as applicable, set forth therein (“Notice of Agreement”); or (ii) if the Company determines that the Initial Coinsurance Premium Reconciliation Statement or SPA Coinsurance Premium Reconciliation Statement, as applicable, or the calculations reflected therein either (x) have not been prepared on the basis set forth in Section 2.3 or in Section 5.8 of the Purchase Agreement or (y) contain or reflect mathematical errors, inform the Company in writing of its objection (the “Reinsurer’s Objection”), which notice shall set forth in reasonable detail a description of the basis of the Reinsurer’s Objection and the adjustments to such Initial Coinsurance Premium Reconciliation Statement or the SPA Coinsurance Premium Reconciliation Statement, as applicable, or the calculations reflected therein that the Reinsurer requests be made. The Company, as applicable, shall, following the Effective Date through the date that the Initial Coinsurance Premium Reconciliation Statement or SPA Coinsurance Premium Reconciliation Statement, as applicable, becomes final in accordance with the last sentence of Section 10.1(c), take all actions necessary or desirable to maintain and preserve all accounting books, records, policies and procedures on which such Initial Coinsurance Premium Reconciliation Statement or SPA Premium Reconciliation Statement, as applicable, are based or on which the finalized Initial Coinsurance Premium Adjustment or SPA Coinsurance Premium Adjustment, as applicable, are to be based so as not to impede or delay the determination of the finalized Actual Initial Coinsurance Premium, the finalized SPA Adjusted Coinsurance Premium, the finalized Statutory Book Value of the Initial Reinsurance Assets as of the Effective Date or the preparation of the Reinsurer’s Objection in the manner and utilizing the methods permitted by this Agreement. Upon receipt by the Company of a Notice of Agreement from the Reinsurer or if no Reinsurer’s Objection is received by the Company prior to the expiration of the Review Period, the Actual Initial Coinsurance Premium, the SPA Adjusted Coinsurance Premium and the Reinsurer’s calculation of the Initial Coinsurance Premium Adjustment (as set forth in the Initial Coinsurance Premium Reconciliation Statement) and the SPA Coinsurance Premium Adjustment (as set forth in the SPA Coinsurance Premium Reconciliation Statement) shall be deemed to have been accepted by the Reinsurer and will become final and binding upon the Parties in accordance with the last sentence of Section 10.1(c).

(b) If the Reinsurer timely delivers a Reinsurer’s Objection to the Company, the Company shall have thirty (30) days from the date of such delivery to review and respond to such Reinsurer’s Objection (the “Consultation Period”). The Parties shall use reasonable, good faith efforts to resolve any disagreements that they may have with respect to the matters set forth in the Reinsurer’s Objection. If the Parties are unable to resolve all of their disagreements with respect to the matters set forth in the Reinsurer’s Objection within ten (10) Business Days following the expiration of the Consultation Period, then the Parties shall submit all matters that remain in dispute with respect to the Reinsurer’s Objection (along with a copy of the Initial Coinsurance Premium Reconciliation Statement, SPA Coinsurance Premium Reconciliation Statement and the Company’s calculation of the amounts set forth therein, marked to indicate those line items that are still in dispute) to an independent internationally recognized accounting firm of independent certified public accountants with appropriate actuarial expertise mutually agreed by the Parties (the “CPA Firm”), which shall, acting as an expert and not as an arbitrator, make a final determination, on the basis of the standards set forth in Section 2.3 hereof, and only with respect to any remaining differences submitted to the CPA Firm, in accordance with this Section 10.1(b), of the appropriate amount of each line item in the Initial Coinsurance Premium Reconciliation Statement, SPA Coinsurance Premium Reconciliation Statement and the Company’s calculation of the amounts set forth therein as to which the Parties disagree (such items that remain in dispute, the “Unresolved Items”).

(c) The Parties shall instruct the CPA Firm to deliver its written determination to the Reinsurer and the Company no later than fifteen Business Days after the Unresolved Items are referred to the CPA Firm. The CPA Firm’s determination shall include a certification that it reached such determination in accordance with this Section 10.1(c) and shall be conclusive and binding upon the Parties, absent fraud or clear and manifest error. With respect to each Unresolved Item, the CPA Firm’s determination, if not in accordance with the position of either the Company or the Reinsurer, shall not be more favorable to the Reinsurer than the amounts advocated by the Reinsurer in the Reinsurer’s Objection or more favorable to the Company than the amounts advocated by the Company in the Initial Coinsurance Premium Reconciliation Statement, the SPA Coinsurance Premium Reconciliation Statement or the Company’s calculations of the amounts set forth therein with respect to such disputed line item and/or calculation. For the avoidance of doubt, (i) the CPA Firm’s review of the Initial Coinsurance Premium Reconciliation Statement, the SPA Coinsurance Premium Reconciliation Statement and the Company’s calculation of the amounts set forth therein shall be limited to a determination of whether such documents and calculations were prepared in accordance with Section 2.3, and (ii) the CPA Firm shall not review any line items or make any determination with respect to any matters other than the Unresolved Items that were referred to the CPA Firm for resolution pursuant to this Section 10.1(c). The determination of the amounts set forth in the Initial Coinsurance Premium Reconciliation Statement or the SPA Coinsurance Premium Reconciliation Statement, as applicable, that are final and binding on the Parties, as determined either through (1) the Reinsurer’s delivery of a Notice of Agreement pursuant to Section 10.1(a), (2) the Reinsurer’s failure to deliver Reinsurer’s Objection prior to expiration of the Review Period pursuant to Section 10.1(a), (3) agreement by the Parties during the Consultation Period or (4) the determination of the CPA Firm pursuant to this Section 10.1(c) are referred to herein as the “finalized Actual Initial Coinsurance Premium,” the “finalized Initial Coinsurance Premium Adjustment,” the “finalized Statutory Book Value of the Initial Reinsurance Assets as of the Effective Date,” the “finalized SPA Adjusted Coinsurance Premium,” and the “finalized SPA Coinsurance Premium Adjustment,” as the case may be.

(d) The Parties agree that judgment may be entered upon the CPA Firm’s determination in any court having jurisdiction over the Reinsurer or the Company or their respective assets, as the case may be. The fees and disbursements of the CPA Firm shall be paid by the Parties in proportion to those matters submitted to the CPA Firm that are resolved against that Party, as such fees and disbursements are allocated by the CPA Firm in accordance with this Section 10.1 at the time of the CPA Firm’s determination. At any time following delivery of the Initial Coinsurance Premium Reconciliation Statement or the SPA Coinsurance Premium Reconciliation Statement, as applicable, the Reinsurer shall provide to the Company and its Representatives full access to books and records and other information with respect to the Reinsured Policies and the Net Retained Liabilities, including work papers of its accountants (subject to execution by the Company and/or its Representatives, as applicable, of a customary hold-harmless agreement in form and substance reasonably acceptable to such accountants), and to any employees during regular business hours and on reasonable advance notice, to the extent necessary for the Company to prepare the Initial Coinsurance Premium Reconciliation Statement or the SPA Coinsurance Premium Reconciliation Statement or to prepare materials for presentation to the CPA Firm. The Parties shall make readily available to the CPA Firm, during regular business hours and on reasonable advance notice, interviews with such employees, and all relevant information, books and records and any work papers of their respective accountants (in each case, subject to execution by the CPA Firm of a customary hold-harmless agreement in form and substance reasonably acceptable to such accountants) relating to the Initial Coinsurance Premium Reconciliation Statement, the SPA Coinsurance Premium Reconciliation Statement and any Unresolved Items and all other items reasonably required by the CPA Firm to fulfill its obligations under Section 10.1(c). In acting under this Section 10.2, the CPA Firm will be entitled to the privileges and immunities of an arbitrator.

(e) For the avoidance of doubt, this Section 10.1 shall not apply to any dispute between the Parties with respect to the interpretation of any provision, term or condition of this Agreement.

Section 10.2 Disputes over Calculations. After the Effective Date, any dispute between the Parties with respect to the calculation of amounts that are to be calculated or reported pursuant to this Agreement (other than disputes with respect to the Actual Initial Coinsurance Premium and the SPA Adjusted Initial Coinsurance Premium, which shall be resolved in accordance with Section 10.1 hereof), including disputes with respect to any Net Settlement, calculations relating to DAC tax or the amount of the Reinsurer Termination Payment or the Company Termination Payment, that cannot be resolved by the Parties within sixty (60) calendar days, shall be referred to an independent accounting firm of national recognized standing (which shall not have any material relationship with the Reinsurer or the Company) mutually agreed to by the Parties; provided, however, that where the dispute involves an actuarial issue, the dispute shall instead be referred to an independent actuarial firm of national recognized standing (which shall not have any material relationship with the Reinsurer or the Company) mutually agreed to by the Parties. Within twenty (20) Business Days following the selection of the accounting firm or actuarial firm, as applicable, the Parties shall submit their positions and supporting documentation to such accounting firm or actuarial firm. Within forty (40) Business Days of such submission, the accounting firm or actuarial firm, as applicable, shall, in light of the evidence provided by both Parties, determine the calculations in dispute within the range of difference between the Reinsurer’s position thereto and the Company’s position thereto. There shall be no appeal from the decision made by such firm, which shall be final and binding (absent fraud or clear and manifest error), except that, either Party may petition a court having jurisdiction over the other Party or its assets to reduce the arbitrator’s decision to judgment. The fees charged by the accounting firm or actuarial firm, as applicable, to resolve the dispute shall be allocated between the Company and the Reinsurer by such firm in accordance with its judgment as to the relative merits of the Parties’ positions in respect of the dispute. For the avoidance of doubt, this Section 10.2 shall not apply to any dispute between the Parties with respect to the interpretation of any provision, term or condition of this Agreement.

ARTICLE XI

INDEMNIFICATION

Section 11.1 Indemnification of the Reinsurer by the Company. From and after the Effective Date, the Company shall indemnify, defend and hold harmless the Reinsurer and its officers, directors and authorized Representatives (the “Reinsurer Indemnified Parties”) from and against, and pay and reimburse the Reinsurer Indemnified Parties for, all Losses imposed on, sustained, incurred or suffered by, or asserted against, the Reinsurer Indemnified Parties (a) solely as a result of actions or omissions of the Company, but only to the extent such actions or omissions of the Company constitute gross negligence or bad faith and were not taken or omitted at the direction of the Reinsurer or consented to by the Reinsurer or (b) arising out of any breach or nonfulfillment by the Company of, or any failure by the Company to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement unless such breach, nonfulfillment or failure arises out of or results from the action or omission of the Reinsurer pursuant to the Administrative Services Agreement; provided, however, that the Company shall have no obligation to indemnify, defend and hold harmless the Reinsurer Indemnified Parties for any Reinsured Liabilities.

Section 11.2 Indemnification of the Company by the Reinsurer. From and after the Effective Date, the Reinsurer shall indemnify, defend and hold harmless the Company, and its officers, directors and authorized Representatives (the “Company Indemnified Parties”) from and against, and pay and reimburse the Company Indemnified Parties for, all Losses imposed on, sustained or incurred or suffered by, or asserted against, the Company Indemnified Parties to the extent such Losses (a) constitute Reinsured Liabilities, (b) arise out of any breach or nonfulfillment by the Reinsurer of, or any failure by the Reinsurer to perform, any of the covenants, terms or conditions of or any of its duties or obligations under this Agreement unless such breach, nonfulfillment or failure arises out of or results from the action or omission of the Company or its Affiliates pursuant to the Transition Services Agreement, (c) arise out of written instructions of the Reinsurer given pursuant to Section 3.2 hereof, or (d) arise out of the Company following a written recommendation of the Reinsurer given in accordance with Section 2.7(b).

ARTICLE XII

CONFIDENTIALITY

Section 12.1 Confidentiality. Except as provided in the Other Transaction Agreements, each of the Reinsurer and the Company agrees to hold any Confidential Information with respect to the other Party in strictest confidence and to take all reasonable steps to ensure that such Confidential Information is not disclosed in any form by any means by it or by its Affiliates, employees, advisors, agents or administrators (collectively, “Representatives”) to third parties of any kind or used by it or its Representatives for any purpose other than the performance of its obligations under this Agreement; provided that the foregoing obligation shall not prohibit disclosure of any such information (a) if required by Applicable Law or stock exchange rules, or if required or requested by any Governmental Entity (provided in the case of this clause (a) that the disclosing party shall allow (to the extent permitted by Applicable Law and reasonably practicable) the other Party a reasonable opportunity to comment on such disclosure in advance of such disclosure); (b) to the disclosing Party’s Representatives, auditors or ratings agencies, provided, that such Representatives, auditors or ratings agencies are made aware of the provisions of this Article XII; (c) to the extent that the information has been made public by or on behalf of, or with the prior consent of, the non-disclosing Party; (d) if required in connection with any report required to be filed or submitted with any Governmental Entity; (e) to a retrocessionaire of the Reinsurer; (f) to the extent reasonably necessary in connection with any dispute with respect to this Agreement; and (g) as necessary for the Reinsurer to perform its obligations as Administrator under the Administrative Services Agreement. The Reinsurer agrees to hold medical, financial and other personal information about proposed, current, and former policyowners, insureds, applicants and beneficiaries of Policies in confidence to the extent required to be held in confidence under Applicable Law and the Reinsurer’s privacy policy or policies and shall establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of such information which are no less rigorous than those maintained by Reinsurer for its own information of a similar nature. Notwithstanding anything to the contrary, for purposes of this Section 12.1, the Reinsurer, in its capacity as Administrator on behalf of the Company, shall not be considered an advisor, agent or administrator of the Company.

ARTICLE XIII

REPRESENTATIONS AND WARRANTIES

Section 13.1 Representations and Warranties of Reinsurer. The Reinsurer hereby represents and warrants to the Company as of the Effective Time:

(a) Organization, Standing and Authority. The Reinsurer is a corporation duly organized and validly existing under the laws of the State of Massachusetts and has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of its business as they are now being conducted, except where the failure to have such authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect. The Reinsurer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.

(b) Authorization. The Reinsurer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Reinsurer, and, subject to the due execution and delivery by the Company, this Agreement is valid and the binding obligation of the Reinsurer, enforceable against the Reinsurer in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting the rights of creditors of insurance companies or creditor’s rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

(c) Actions and Proceedings. There are no outstanding orders, decrees or judgments by or with any Governmental Entity applicable to the Reinsurer or its properties or assets that, individually or in the aggregate, have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement. There are no actions, suits, arbitrations or legal, administrative or other proceedings pending or, to the knowledge of the Reinsurer, threatened against, at law or in equity, or before or by any Governmental Entity or before any arbitrator of any kind which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.

(d) No Conflict or Violation. The execution, delivery and performance by the Reinsurer of this Agreement and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof will not: (i) violate any provision of the charter, bylaws or other organizational document of the Reinsurer, (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate or constitute (or with notice or lapse of time or both, constitute) a default under, any contract to which the Reinsurer is a party or by or to which its properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any arbitrator or Governmental Entity, or any agreement with, or condition imposed by, any arbitrator or Governmental Entity, binding upon, the Reinsurer, (iv) violate any Applicable Law or (v) result in a breach or violation of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any license or authorization related to the Reinsurer’s business or necessary to enable the Reinsurer to perform its obligations under this Agreement, except for any such violations, conflicts or breaches which would not individually or in the aggregate reasonably be expected to have a material adverse effect on the Reinsurer’s ability to perform its obligations under this Agreement.

(e) Brokers and Financial Advisers. No broker, finder or financial adviser has acted directly or indirectly as such for, or is entitled to any compensation from, the Reinsurer in connection with this Agreement or the transactions contemplated hereby.

Section 13.2 Representations and Warranties of the Company. The Company hereby represents and warrants to the Reinsurer as of the Effective Time:

(a) Organization, Standing and Authority. The Company is a corporation duly organized and validly existing under the laws of the State of New York and has all requisite power and authority to own, lease and operate its assets, properties and business and to carry on the operations of its business as they are now being conducted, except where the failure to have such authority would not, individually or in the aggregate, reasonably be expected to have a material adverse effect. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

(b) Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Company, and, subject to the due execution and delivery by the Reinsurer, this Agreement is valid and the binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting the rights of creditors of insurance companies or creditor’s rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

(c) Actions and Proceedings. There are no outstanding orders, decrees or judgments by or with any Governmental Entity applicable to the Company or its properties or assets that, individually or in the aggregate, have a material adverse effect on the Company’s ability to perform its obligations under this Agreement. There are no actions, suits, arbitrations or legal, administrative or other proceedings pending or, to the knowledge of the Company, threatened against, at law or in equity, or before or by any Governmental Entity or before any arbitrator of any kind which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

(d) No Conflict or Violation. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof will not: (i) violate any provision of the charter, bylaws or other organizational document of the Company, (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate or constitute (or with notice or lapse of time or both, constitute) a default under, any contract to which the Company is a party or by or to which its properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any arbitrator or Governmental Entity, or any agreement with, or condition imposed by, any arbitrator or Governmental Entity, binding upon, the Company, (iv) violate any Applicable Law or (v) result in a breach or violation of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any license or authorization related to the Company’s business or necessary to enable the Company to perform its obligations under this Agreement, except for any such violations, conflicts or breaches which would not individually or in the aggregate reasonably be expected to have a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

(e) Brokers and Financial Advisers. No broker, finder or financial adviser has acted directly or indirectly as such for, or is entitled to any compensation from, the Company in connection with this Agreement or the transactions contemplated hereby.

ARTICLE XIV

GENERAL PROVISIONS

Section 14.1 Errors and Omissions. If any delay, omission, error or failure to pay amounts due or to perform any other act required by this Agreement is caused by mistake, misunderstanding or oversight, the Parties will equitably adjust the situation to what it would have been had the mistake, misunderstanding or oversight not occurred, and the reinsurance provided hereunder will not be invalidated. Should it not be possible to adjust the situation, it will be resolved in accordance with dispute resolution procedures mutually selected by the Parties.

Section 14.2 Offset and Recoupment. The Company or the Reinsurer may offset or recoup any undisputed balance or amount due from one Party to the other Party under this Agreement; provided, that in the event of the insolvency of the Company, offsets shall only be allowed in accordance with New York Insurance Law Section 7427. The right of setoff shall not be affected or diminished because of the insolvency of either Party.

Section 14.3 Expenses. Except as otherwise provided in this Agreement each Party shall bear its own costs and expenses incurred in connection with the transactions contemplated by this Agreement. All transfer, sales, use, value added, excise, stock transfer, documentary, stamp, recording, registration and any similar taxes that become payable as a result of the allocation of the Initial Reinsurance Assets to the Funds Withheld Account (including any real property transfer tax and any similar tax) shall be borne fifty percent (50%) by the Company and fifty percent (50%) by the Reinsurer.

Section 14.4 Parties to this Agreement. This is an agreement for indemnity reinsurance solely between the Company and the Reinsurer. The performance of the obligations of each Party under this Agreement shall be rendered solely to the other Party. The acceptance of risks under this Agreement shall create no right or legal relationship between the Reinsurer and the insured, owner or beneficiary of any insurance policy or other contract of the Company.

Section 14.5 Authority. Neither the Company nor the Reinsurer shall have any power or authority to act for or on behalf of the other except as expressly granted herein or in the Administrative Services Agreement or Transition Services Agreement, and no other or greater power or authority shall be implied by the grant or denial of power or authority specifically mentioned herein. No employee or agent of either Party shall be considered an employee or agent of the other.

Section 14.6 No Assignment. This Agreement may not be assigned by either of the Parties hereto without the prior written approval of the other Party. Notwithstanding the foregoing, the Reinsurer shall not be prohibited from further transfer of risks accepted hereunder on a retrocession or other basis without the prior approval of the Company; provided that any transfer shall not relieve the Reinsurer of its obligations under this Agreement.

Section 14.7 Notices. Any notice, approval, request, consent, instruction, or other document to be given hereunder by any Party hereto to the other Party hereto will be delivered by personal delivery, overnight express or facsimile (followed by telephone confirmation with the intended recipient), as follows:

If to the Company, to:

Aviva Life and Annuity Company of New York

7700 Mills Civic Parkway

West Des Moines, Iowa 50266

Telephone: (515) 342-4588

Facsimile: (877) 522-2003

Attention: Richard C. Cohan

Email: rich.cohan@avivausa.com

with a copy (which shall not constitute notice) to:

Aviva Life and Annuity Company

c/o Athene Asset Management LLC

841 Apollo Street, Suite 150

El Segundo, California 90245

Telephone: (310) 698-4481

Fax: (310) 698-4492

Attention: Chief Executive Officer and Legal Department

Email: jbelardi@athene.com; legal@athene.com

and

Sidley Austin LLP

1 South Dearborn

Chicago, Illinois 60603

Telephone:       (312) 853-7061

Facsimile:        (312) 853-7036

Attn:    Perry J. Shwachman, Esq.

and

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

Telephone:       (212) 839-5835

Facsimile:        (212) 839-5599

Attn:    Jonathan J. Kelly, Esq.

If to the Reinsurer, to:

First Allmerica Financial Life Insurance Company

c/o Commonwealth Annuity and Life Insurance Company

132 Turnpike Road Suite 210

Southborough, Massachusetts 01772

Telephone:       (508) 460-2408

Facsimile:        (212) 493-9888

Attn:    Scott Silverman, Esq.

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Telephone:      (212) 909 6647

Facsimile:       (212) 909 6836

Attn:    John M. Vasily, Esq.

            Thomas M. Kelly, Esq.

or at such other address for a Party as will be specified by like notice. Each notice or other communication required or permitted under this Agreement that is addressed as provided in this Section 14.7 will be deemed given upon delivery.

Section 14.8 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of the Company or the Reinsurer under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

Section 14.9 Announcements. Except as required by Applicable Law or in connection with public disclosure to investors or analysts, the content and timing of public announcements by either Party concerning the transactions contemplated by this Agreement must be approved in advance by both Parties, but such approval shall not be unreasonably withheld, conditioned or delayed.

Section 14.10 Schedules, Annexes and Exhibits. All Schedules, Annexes and Exhibits to this Agreement are attached hereto and are incorporated herein by reference. The provisions of this Agreement (without reference to any attached Schedules, Annexes and Exhibits) shall be deemed to control in the event of any inconsistency or conflict between the provisions of this Agreement (without reference to any attached Schedules, Annexes and Exhibits) and the Schedules, Annexes and Exhibits attached hereto.

Section 14.11 Entire Agreement. This Agreement (including all Exhibits, Annexes and Schedules hereto), and the Other Transaction Agreements constitute the entire agreement, and supersede all prior agreements, understandings, representations and warranties, both written and oral, between the Parties with respect to the subject matter of this Agreement and such other agreements. Except as set forth in Sections 11.1 and 11.2 with respect to the Reinsurer Indemnified Parties and the Company Indemnified Parties, this Agreement is not intended to and shall not confer upon any Person other than the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns any rights or remedies.

Section 14.12 Binding Effect. This Agreement is binding upon, and will inure to the benefit of, the Parties and their respective permitted assignees and successors (including any liquidator, rehabilitator, receiver or conservator of a Party).

Section 14.13 Waiver and Amendment. This Agreement may be modified or amended only by a writing duly executed by the Company and the Reinsurer. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof. A waiver must be in writing and must be executed by such Party. A waiver on any occasion shall not be deemed to be a waiver of the same or any term or condition on a future occasion.

Section 14.14 Headings. The headings in this Agreement are for reference purposes only and shall not affect the interpretation of this Agreement.

Section 14.15 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

Section 14.16 No Prejudice. The Parties agree that this Agreement has been jointly negotiated and drafted by the Parties hereto and that the terms hereof shall not be construed in favor of or against any Party on account of its participation in such negotiations and drafting.

Section 14.17 Governing Law; Jurisdiction; Enforcement.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the principles of conflicts of law rules thereof.

(b) Subject to Section 10.1 and Section 10.2, each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York County, for purposes of all legal proceedings arising out of or relating to this Agreement, or the transactions contemplated by this Agreement, or for recognition and enforcement of any judgment in respect thereof. In any such action, suit or other proceeding, each party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of the venue of any such proceedings brought in such court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party also agrees that any final and unappealable judgment against a party in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment. Each party agrees that any process or other paper to be served in connection with any action or proceeding under this Agreement shall, if delivered, sent or mailed in accordance with Section 14.7, constitute good, proper and sufficient service thereof.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.17.

Section 14.18 Further Assurances. Each Party shall take, or cause to be taken, any and all reasonable actions, including the execution, acknowledgment, filing and delivery of any and all documents and instruments that the other Party may reasonably request in order to effect the intent and purpose of this Agreement and the transactions contemplated hereby.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, effective as of the date first written above.

AVIVA LIFE AND ANNUITY COMPANY OF NEW YORK

By:

Name:	W. JEFFREY HENG
Title:	SVP

Signature Page to Non-Financed Funds Withheld Agreement

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

By:

Name:	Nicholas H. von Moltke
Title:	President and Chief Executive Officer

Signature Page to Non-Financed Funds Withheld Agreement

Schedule 1.1(i)

Assumed Reinsurance Agreements

None.

Schedule 1.1(ii)

Other Reinsurance

1.	Automatic/Facultative YRT Reinsurance Agreement, by and between ALACNY and RGA, dated as of August 18, 2008.

2.	Automatic Yearly Renewable Term Reinsurance Agreement, by and between ALACNY and Canada Life, dated as of August 18, 2008.

3.	Automatic Yearly Renewable Term Reinsurance Agreement, by and between ALACNY and General Re, dated as of April 1, 2009.

4.	Automatic Yearly Renewable Term Reinsurance Agreement, by and between ALACNY and Hannover, dated as of August 16, 2010.

5.	Automatic/Facultative YRT Reinsurance Agreement, by and between ALACNY and RGA, dated as of November 8, 2008.

6.	Automatic Yearly Renewable Term Reinsurance Agreement, by and between ALACNY and Canada Life, dated as of November 8, 2008.

7.	Automatic Yearly Renewable Term Reinsurance Agreement, by and between ALACNY and Canada Life, dated August 18, 2008.

8.	Automatic YRT Reinsurance Agreement, by and between ALACNY and Scor, dated as of August 16, 2010.

9.	Automatic Self Administered YRT Reinsurance Agreement, by and between ALACNY and Swiss Re, dated as of January 25, 2010.

10.	Auto Self Administered YRT Reinsurance Agreement, by and between ALACNY and Swiss Re, dated as of August 16, 2010.

Section 2.11

Existing Interest Maintenance Reserve (Non-Financed NLG)

The Parties will work together to develop the IMR amortization schedule based upon the actual disposal information, producing an amortization schedule to be added to this agreement. At the time of this agreement’s execution, the best estimates of IMR are

IMR (based on 8/31 experience): $1,480,203

Annex A

List of Initial Reinsurance Assets1

[See attached.]

[1]	This Annex was prepared in accordance with the “GA_Master Report_Finalv3.xlsx” sent by Gina Cunningham on Wednesday October 2, 2013 at 9:58 a.m. EST. If there are any typographical or manifest errors, parties will work together to correct the Annex after the Effective Time.

Annex A (List of Initial Reinsurance Assets)	ALACNY - FAFLIC Non-Financed AXXX/XXX

Available?	Unique ID	Maturity Date	Sec ID	Description	Original Face	9/26/13 Par Value	9/26/13 Stat. Book Value	9/26/13 Market Value	Accrued Interest
Available	055451AH1-1-526	01-Apr-19	055451AH1	BHP BILLITON FINANCE (USA) LTD	3,000,000.00	3,000,000.00	2,993,946.54	3,595,821.00	95,333.33
Available	05950WAF5-1-526	10-Jul-46	05950WAF5	BANC OF AMERICA COMMERCIAL MOR	6,000,000.00	6,000,000.00	5,992,346.11	6,582,402.00	24,414.00
Available	07387MAE9-1-526	11-Mar-39	07387MAE9	BEAR STEARNS COMMERCIAL MORTGA	6,000,000.00	6,000,000.00	5,986,530.12	6,506,490.00	24,310.00
Available	14170TAB7-1-513	01-Aug-19	14170TAB7	CAREFUSION CORP	1,000,000.00	1,000,000.00	989,072.92	1,144,714.00	9,916.67
Available	14912L4D0-4-513	01-Oct-18	14912L4D0	CATERPILLAR FINANCIAL SERVICES	2,000,000.00	2,000,000.00	2,003,899.37	2,457,850.00	69,325.00
Available	14912L4D0-1-525	01-Oct-18	14912L4D0	CATERPILLAR FINANCIAL SERVICES	2,000,000.00	2,000,000.00	2,003,899.37	2,457,850.00	69,325.00
Available	14912L4D0-1-526	01-Oct-18	14912L4D0	CATERPILLAR FINANCIAL SERVICES	2,000,000.00	2,000,000.00	2,003,899.37	2,457,850.00	69,325.00
Available	14912L4D0-1-527	01-Oct-18	14912L4D0	CATERPILLAR FINANCIAL SERVICES	2,000,000.00	2,000,000.00	2,003,899.37	2,457,850.00	69,325.00
Available	205887AX0-1-529	15-Sep-30	205887AX0	CONAGRA FOODS INC	1,000,000.00	1,000,000.00	1,294,798.85	1,272,049.00	2,750.00
Available	24422EQF9-1-527	13-Apr-17	24422EQF9	JOHN DEERE CAPITAL CORP	3,000,000.00	3,000,000.00	2,992,862.02	3,383,691.00	75,166.67
Available	251799AA0-4-513	15-Apr-32	251799AA0	DEVON ENERGY CORPORATION	2,300,000.00	2,300,000.00	2,668,908.61	3,000,333.90	82,282.50
Available	25468PCR5-1-529	01-Dec-41	25468PCR5	WALT DISNEY COMPANY (THE)	3,000,000.00	3,000,000.00	2,965,833.60	2,788,764.00	39,875.00
Available	26441YAT4-1-526	15-Aug-19	26441YAT4	DUKE REALTY LP	1,000,000.00	1,000,000.00	999,717.05	1,244,023.00	9,625.00
Available	26884AAY9-1-527	15-Jul-20	26884AAY9	ERP OPERATING LIMITED PARTNERS	3,000,000.00	3,000,000.00	2,983,018.01	3,239,349.00	40,375.00
Available	278865AM2-1-526	08-Dec-41	278865AM2	ECOLAB INC	5,000,000.00	5,000,000.00	4,949,374.36	5,405,770.00	83,263.89
Available	316773CH1-1-526	01-Mar-38	316773CH1	FIFTH THIRD BANCORP	2,000,000.00	2,000,000.00	1,592,563.43	2,575,302.00	11,916.67
Available	36962G3P7-1-526	14-Jan-38	36962G3P7	GENERAL ELECTRIC CAPITAL CORP	3,000,000.00	3,000,000.00	2,993,153.84	3,311,754.00	35,739.58
Available	36962G4B7-1-526	10-Jan-39	36962G4B7	GENERAL ELECTRIC CAPITAL CORP	2,000,000.00	2,000,000.00	1,970,974.10	2,473,974.00	29,409.72
Available	37247DAL0-1-526	15-Dec-16	37247DAL0	GENWORTH FINANCIAL INC	2,000,000.00	2,000,000.00	1,997,512.93	2,371,132.00	48,875.00
Available	38141GFD1-2-513	01-Oct-37	38141GFD1	GOLDMAN SACHS GROUP INC/THE	2,675,000.00	2,675,000.00	2,779,975.99	2,825,787.08	88,275.00
Available	413875AN5-1-513	15-Dec-40	413875AN5	HARRIS CORPORATION	5,000,000.00	5,000,000.00	5,191,349.26	5,402,070.00	87,125.00
Available	427866AE8-1-526	15-Feb-21	427866AE8	HERSHEY COMPANY THE	1,000,000.00	1,000,000.00	1,038,175.60	1,304,331.00	10,266.67
Available	456866AG7-1-526	15-Aug-21	456866AG7	INGERSOLL-RAND CO.	1,000,000.00	1,000,000.00	1,028,137.83	1,273,876.00	10,500.00
Available	459056JS7-1-525	01-Sep-16	459056JS7	INTERNATIONAL BANK FOR RECONST	1,000,000.00	1,000,000.00	974,589.92	1,208,435.00	5,958.33
Available	459200AP6-2-528	01-Dec-96	459200AP6	INTERNATIONAL BUSINESS MACHINE	2,000,000.00	2,000,000.00	2,285,321.39	2,713,696.00	45,916.67
Available	459200AP6-1-529	01-Dec-96	459200AP6	INTERNATIONAL BUSINESS MACHINE	2,000,000.00	2,000,000.00	2,284,225.01	2,713,696.00	45,916.67
Available	46625YQR7-1-526	12-Sep-37	46625YQR7	JP MORGAN CHASE COMMERCIAL MOR	9,500,000.00	9,500,000.00	9,405,278.91	10,009,798.50	33,585.14
Available	46629GAE8-1-513	12-May-45	46629GAE8	JP MORGAN CHASE COMMERCIAL MOR	4,000,000.00	3,937,184.57	3,721,958.04	4,319,182.03	15,787.24
Available	50179MAE1-1-526	15-Sep-39	50179MAE1	LB-UBS COMMERCIAL MORTGAGE TRU	5,000,000.00	5,000,000.00	4,695,147.74	5,501,105.00	11,937.78
Available	546268AG8-1-513	01-Dec-23	546268AG8	LOUISIANA LAND AND EXPLORATION	2,000,000.00	2,000,000.00	1,939,672.87	2,582,862.00	49,300.00
Available	565849AB2-1-526	15-Mar-32	565849AB2	MARATHON OIL CORP	2,900,000.00	2,900,000.00	2,956,608.39	3,437,892.00	6,573.33
Available	58013MEF7-2-513	01-Mar-38	58013MEF7	MCDONALDS CORPORATION	2,235,000.00	2,235,000.00	2,646,321.86	2,780,514.33	10,169.25
Available	61754JAF5-1-526	11-Jun-42	61754JAF5	MORGAN STANLEY CAPITAL I MSC_0	4,000,000.00	4,000,000.00	4,059,247.88	4,522,364.00	16,800.25
Available	61757LAE0-2-526	11-Jan-43	61757LAE0	MORGAN STANLEY CAPITAL I MSC_0	11,496,000.00	11,496,000.00	11,557,432.99	13,376,860.56	53,629.83
Available	655664AH3-1-526	15-Mar-28	655664AH3	NORDSTROM INC	2,000,000.00	2,000,000.00	2,018,110.88	2,465,212.00	4,633.33
Available	694308GE1-1-513	01-Mar-34	694308GE1	PACIFIC GAS & ELECTRIC CO	2,500,000.00	2,500,000.00	2,403,628.67	2,784,850.00	10,923.61
Available	70213BAA9-1-524	01-Jun-20	70213BAA9	PARTNERRE FINANCE B LLC	1,000,000.00	1,000,000.00	999,027.84	1,093,406.00	17,722.22
Available	718507BH8-1-527	15-Jul-18	718507BH8	CONOCOPHILLIPS	3,000,000.00	3,000,000.00	3,001,306.71	3,618,510.00	39,900.00
Available	74340XAN1-6-526	30-Oct-19	74340XAN1	PROLOGIS LP	2,000,000.00	2,000,000.00	1,996,030.17	2,450,422.00	60,229.17
Available	74432QBG9-1-526	15-Jun-19	74432QBG9	PRUDENTIAL FINANCIAL INC	2,000,000.00	2,000,000.00	2,029,931.20	2,472,012.00	41,791.67
Available	760759AN0-1-513	15-May-41	760759AN0	REPUBLIC SERVICES INC	3,000,000.00	3,000,000.00	2,983,226.03	3,217,602.00	62,700.00
Available	760759AN0-1-526	15-May-41	760759AN0	REPUBLIC SERVICES INC	3,000,000.00	3,000,000.00	2,983,226.03	3,217,602.00	62,700.00
Available	780641AH9-1-513	01-Oct-30	780641AH9	KONINKLIJKE KPN NV	1,000,000.00	1,000,000.00	1,257,101.13	1,279,597.00	40,944.44
Available	806605AG6-1-526	01-Dec-33	806605AG6	MERCK & CO INC	3,000,000.00	3,000,000.00	3,352,476.98	3,816,744.00	62,833.33
Available	822582AD4-1-513	15-Dec-38	822582AD4	SHELL INTERNATIONAL FINANCE BV	2,000,000.00	2,000,000.00	2,258,608.08	2,497,876.00	36,125.00
Available	842400FF5-1-526	15-Jan-37	842400FF5	SOUTHERN CALIFORNIA EDISON COM	3,800,000.00	3,800,000.00	3,781,472.05	4,253,005.60	42,180.00
Available	867914AH6-1-513	15-Feb-26	867914AH6	SUNTRUST BANKS INC	3,000,000.00	3,000,000.00	2,882,040.01	3,190,659.00	21,000.00
Available	87236YAA6-1-524	01-Dec-19	87236YAA6	TD AMERITRADE HOLDING CORPORAT	1,000,000.00	1,000,000.00	1,009,363.19	1,163,615.00	18,044.44
Available	88163VAD1-1-526	01-Feb-36	88163VAD1	TEVA PHARMACEUTICAL FINANCE LL	2,850,000.00	2,850,000.00	2,871,483.21	3,291,191.40	27,265.00
Available	8935268Z9-1-526	15-Jan-39	8935268Z9	TRANSCANADA PIPELINES LIMITED	3,957,000.00	3,957,000.00	4,560,512.96	5,290,006.46	60,344.25
Available	911308AA2-1-513	01-Apr-20	911308AA2	UNITED PARCEL SERVICE OF AMERI	2,000,000.00	2,000,000.00	2,026,373.60	2,604,080.00	81,888.89

Annex A (List of Initial Reinsurance Assets)	ALACNY - FAFLIC Non-Financed AXXX/XXX

Available?	Unique ID	Maturity Date	Sec ID	Description	Original Face	9/26/13 Par Value	9/26/13 Stat. Book Value	9/26/13 Market Value	Accrued Interest
Available	91159HHB9-1-525	15-Nov-16	91159HHB9	US BANCORP	17,000,000.00	17,000,000.00	16,972,175.82	17,501,942.00	137,133.33
Available	91913YAE0-1-513	15-Apr-32	91913YAE0	VALERO ENERGY CORPORATION	2,500,000.00	2,500,000.00	2,715,756.15	2,924,780.00	84,375.00
Available	92857TAH0-1-526	15-Feb-30	92857TAH0	VODAFONE GROUP PLC	3,000,000.00	3,000,000.00	2,965,941.49	3,791,769.00	27,562.50
Available	931142BF9-1-513	15-Feb-30	931142BF9	WAL-MART STORES INC	2,000,000.00	2,000,000.00	2,427,088.77	2,686,728.00	17,616.67
Available	93976AAH5-1-513	01-Jul-40	93976AAH5	WASHINGTON ST CONV CENTER PUBL	4,250,000.00	4,250,000.00	4,250,000.00	4,714,440.00	68,937.36
Available	94973VBB2-1-513	15-Jan-43	94973VBB2	WELLPOINT INC	3,424,000.00	3,424,000.00	3,262,721.65	3,155,760.42	31,843.20
Available	962166AS3-1-526	15-Jul-23	962166AS3	WEYERHAEUSER COMPANY	1,700,000.00	1,700,000.00	1,749,708.90	1,985,023.70	24,225.00
Available	98389BAH3-1-513	01-Jul-36	98389BAH3	XCEL ENERGY INC	2,500,000.00	2,500,000.00	2,483,244.05	3,016,802.50	38,819.44

Annex B

Net Settlements

[See attached.]

Monthly Accounting Report

For the Monthly Accounting Period ending on

Section 1: Policy cash flows to/(from) Ceding Company (gross)

First Year Premium (net of returns and refunds of premiums)		$—
Renewal Premium (net of returns and refunds of premiums, including dividends)		—

A TOTAL Premium			—

Full / Partial Surrenders, net of surrender charges		—
Death Claims		—
Matured Endowments		—
Waiver of Premium and other benefit riders		—

B TOTAL Claims			—

Premiums received on third-party reinsurance		—
Claims paid on third-party reinsurance		—
Commissions / expense allowances on third-party reinsurance		—
Other Benefits paid/received on third-party reinsurance		—

C Net third-party reinsurance			—

Renewal commissions		—

D Total commissions			—

Section 2: Policy cash flows due to / (owed from) Reinsurer

E Net Policy Cash Flows (A - B +/- C - D)			—
x Quota Share			100%

F Reinsurer Share of Net Policy Cash Flows			—

G Net Settlement Amounts paid to/(by) Reinsurer during Period

	MM/DD/YYYY	—

—

H Policy Cash Flows due to/(owed from) Reinsurer (F - G)			—

Section 3 Quarterly Net Settlement Amount owed to / (from) Reinsurer

I Policy Cash Flows			—

Premiums Received		—
x 1.8%		1.80%

Premium Tax Allowance:		—

- Premium Tax Allowance Prior Year True-up		—

Guarantee Assessments Paid by the Company		—

J Total Premium Taxes / Guarantee Assessments			—

K Miscellaneous
a. Producer Payments and Commissions			—

L Quarterly Net Settlement Amount owed to / (from) Reinsurer			—

Section 4.1: Funds Withheld Account
M Statutory Carrying Value of Assets at Beginning Month			$—

N Investment Income			—

O GSAM Investment Management Fees			—

P Realized Gains / (Losses)			—

Q Changes in Unrealized Gains for NAIC 6			—

R Statutory Impairments / Default Losses Realized			—

	MM/DD/YYYY	—
	MM/DD/YYYY	—
	MM/DD/YYYY	—
	MM/DD/YYYY	—

S Cash or other assets transferred (to) / from Reinsurer			—

	MM/DD/YYYY	—
	MM/DD/YYYY	—
	MM/DD/YYYY	—
	MM/DD/YYYY	—

T Cash or other assets transferred (to) / from Reinsurer_Retrocessionaire			—

U Statutory Carrying Value of Assets at End of Month			—
(M + N - O +/- P +/- Q +/- R +/- S +/- T )

Assigned Hedge Costs		—
Assigned Hedge Proceeds		—

V Net hedge (costs) / proceeds due to/(from) Reinsurer			—

Policy Loan Interest Received		—
Policy Loan Principal Repayments		—
Less: Policy Loans Issued / Adjusted		—

W TOTAL Policy Loans			—

Section 5: Calculation of Funds Withheld Adjustment

X Total Funds Withheld Account			—
(U +/- V +/- W)

Y Amounts still owed from prior settlement			—

Z Ending Statutory Reserves			—

AA Funds Withheld Adjustment due from / (to) the Reinsurer			—
(Z - X +/- Y)

AB Net Amount to Transfer (AA - L)			—

Annex C

EI Hedges

[See attached.]

2

All EI Hedges have been included on Annex C of the Coinsurance and Assumption Agreement, dated as the date hereof, by and between the Company and the Reinsurer. After the Effective Date, some of those EI Hedges may be allocated to this Agreement and that certain Funds Withheld Coinsurance Agreement, dated as the date hereof, by and between the Company and the Reinsurer.

Annex D

Life Reference Balance Sheet

[See attached.]

3

ALACNY Financed - US Bank Reference Balance Sheet

Assets and liabilities for ALACNY to transfer to FAFLIC

Illustrative, based on 8/31/2013 ALACNY balances

Debit (Credit)

US Bank
Funds Withheld Treaty

Cash	1,112,503
Deferred premium	646,476
Funds withheld receivable	187,114,613

Total assets	188,873,592

Life reserves - Statutory Reserve	(187,114,613)
Claim liability	(278,776)
Existing interest maintenance reserve	(1,480,203)

Total liabilities	(188,873,592)

Liabilities transferred in excess of assets transferred	—

US Bank	ALACNY - Life Reference Balance Sheet (Non-Financed NLB).xlsx	Distributed 9/24/2013

Annex E

Additional Life Reference Balance Sheet Assets

None.

Annex F

Policy List

[See attached.]

5

ALACNY Policy Listings — 2010-12 Block AXXX

BL28902580	BL28904510	BL06260110	BL06265060	BL06267990	BL06270860	BL06273880	BL06276810
BL28902590	BL28904530	BL06260150	BL06265130	BL06268000	BL06270880	BL06273950	BL06276820
BL28902630	BL28904650	BL06260200	BL06265140	BL06268050	BL06271000	BL06274180	BL06276860
BL28902680	BL28904660	BL06260340	BL06265150	BL06268060	BL06271070	BL06274190	BL06276890
BL28902750	BL28904700	BL06260370	BL06265160	BL06268130	BL06271160	BL06274380	BL06276900
BL28902770	BL28904840	BL06260400	BL06265330	BL06268160	BL06271170	BL06274440	BL06276930
BL28902860	BL28904860	BL06260410	BL06265430	BL06268170	BL06271190	BL06274480	BL06276960
BL28902930	BL28904890	BL06260760	BL06265440	BL06268190	BL06271230	BL06274580	BL06276970
BL28902970	BL28904920	BL06260930	BL06265450	BL06268210	BL06271240	BL06274640	BL06277010
BL28902990	BL28904940	BL06260990	BL06265460	BL06268400	BL06271400	BL06274650	BL06277070
BL28903060	BL28904960	BL06261010	BL06265500	BL06268460	BL06271410	BL06274660	BL06277080
BL28903090	BL28904970	BL06261190	BL06265590	BL06268490	BL06271420	BL06274790	BL06277110
BL28903100	BL28905000	BL06261300	BL06265630	BL06268550	BL06271430	BL06274850	BL06277130
BL28903120	BL28905030	BL06261310	BL06265690	BL06268680	BL06271450	BL06274860	BL06277180
BL28903160	BL28905060	BL06261350	BL06265720	BL06268690	BL06271490	BL06274870	BL06277230
BL28903180	BL28905090	BL06261400	BL06265760	BL06268740	BL06271510	BL06274880	BL06277240
BL28903210	BL28905140	BL06261410	BL06265790	BL06268770	BL06271520	BL06274920	BL06277250
BL28903240	BL28905190	BL06261420	BL06265820	BL06268820	BL06271630	BL06274980	BL06277280
BL28903280	BL28905210	BL06261540	BL06265880	BL06268920	BL06271650	BL06275110	BL06277290
BL28903310	BL28905240	BL06261610	BL06265930	BL06268950	BL06271720	BL06275140	BL06277310
BL28903330	BL28905270	BL06261620	BL06265950	BL06269020	BL06271750	BL06275180	BL06277340
BL28903350	BL28905290	BL06261660	BL06265980	BL06269060	BL06271770	BL06275190	BL06277430
BL28903390	BL28905310	BL06261760	BL06266010	BL06269150	BL06271820	BL06275230	BL06277440
BL28903400	BL28905330	BL06261770	BL06266050	BL06269180	BL06271840	BL06275270	BL06277490
BL28903440	BL28905370	BL06261870	BL06266060	BL06269200	BL06271870	BL06275340	BL06277510
BL28903480	BL28905380	BL06261940	BL06266080	BL06269210	BL06271890	BL06275350	BL06277610
BL28903520	BL28905400	BL06262030	BL06266090	BL06269290	BL06271910	BL06275370	BL06277620
BL28903580	BL28905410	BL06262360	BL06266100	BL06269310	BL06272030	BL06275390	BL06277740
BL28903600	BL28905510	BL06262400	BL06266150	BL06269380	BL06272050	BL06275410	BL06277750
BL28903610	BL28905530	BL06262440	BL06266170	BL06269390	BL06272120	BL06275420	BL06277780
BL28903620	BL28905570	BL06262600	BL06266180	BL06269400	BL06272180	BL06275440	BL06277820
BL28903670	BL28905590	BL06263010	BL06266200	BL06269430	BL06272210	BL06275450	BL06277830
BL28903680	BL28905630	BL06263030	BL06266260	BL06269500	BL06272270	BL06275470	BL06277860
BL28903710	BL28905660	BL06263040	BL06266350	BL06269570	BL06272280	BL06275490	BL06278270
BL28903730	BL28905710	BL06263100	BL06266370	BL06269600	BL06272340	BL06275640	BL06278300
BL28903830	BL28905720	BL06263150	BL06266380	BL06269610	BL06272430	BL06275710	BL06278310
BL28903850	BL28905740	BL06263180	BL06266410	BL06269680	BL06272590	BL06275720	BL06278340
BL28903880	BL28905760	BL06263260	BL06266420	BL06269690	BL06272680	BL06275750	BL06278360
BL28903900	BL28905790	BL06263690	BL06266450	BL06269740	BL06272810	BL06275840	BL06278470
BL28903930	BL28905800	BL06263710	BL06266550	BL06269840	BL06272850	BL06275950	BL06278480
BL28903940	BL28905890	BL06263760	BL06266620	BL06269850	BL06272860	BL06275960	BL06278550
BL28903970	BL28905900	BL06263770	BL06266670	BL06269870	BL06272890	BL06275970	BL06278620
BL28903980	BL28905910	BL06263790	BL06266820	BL06269900	BL06272950	BL06276020	BL06278630
BL28904000	BL28905920	BL06263800	BL06266830	BL06269980	BL06272990	BL06276090	BL06278660
BL28904010	BL28906020	BL06263930	BL06266850	BL06270000	BL06273040	BL06276110	BL06278700
BL28904040	BL28906070	BL06263990	BL06267000	BL06270040	BL06273050	BL06276170	BL06278720
BL28904050	BL28906090	BL06264110	BL06267040	BL06270050	BL06273140	BL06276180	BL06278730
BL28904070	BL28906160	BL06264320	BL06267120	BL06270120	BL06273160	BL06276190	BL06278750
BL28904090	BL28906170	BL06264390	BL06267150	BL06270370	BL06273170	BL06276270	BL06278770
BL28904110	BL28906240	BL06264410	BL06267250	BL06270430	BL06273230	BL06276300	BL06278800
BL28904120	BL28906280	BL06264420	BL06267290	BL06270440	BL06273270	BL06276380	BL06278820
BL28904140	BL28906310	BL06264440	BL06267340	BL06270450	BL06273280	BL06276400	BL06278850
BL28904170	BL28906340	BL06264480	BL06267360	BL06270460	BL06273380	BL06276550	BL06278880
BL28904210	BL28906370	BL06264620	BL06267370	BL06270520	BL06273390	BL06276580	BL06278890
BL28904230	BL28906410	BL06264780	BL06267410	BL06270560	BL06273440	BL06276590	BL06278920
BL28904250	BL28906420	BL06264820	BL06267450	BL06270650	BL06273500	BL06276600	BL06278930
BL28904280	BL28906460	BL06264850	BL06267540	BL06270660	BL06273530	BL06276610	BL06278940
BL28904300	BL28906530	BL06264870	BL06267570	BL06270670	BL06273610	BL06276620	BL06278960
BL28904320	BL28906640	BL06264890	BL06267580	BL06270700	BL06273640	BL06276630	BL06279000
BL28904370	BL06259380	BL06264940	BL06267750	BL06270720	BL06273740	BL06276640	BL06279040
BL28904410	BL06259570	BL06265010	BL06267760	BL06270810	BL06273750	BL06276700	BL06279070
BL28904460	BL06259630	BL06265040	BL06267800	BL06270850	BL06273870	BL06276720	BL06279080

1

ALACNY Policy Listings — 2010-12 Block AXXX

BL06279120	BL06281820	BL06283790	BL06286010	BL06288880	BL06291290	BL06293810	BL06295460
BL06279150	BL06281870	BL06283800	BL06286190	BL06288890	BL06291310	BL06293890	BL06295470
BL06279160	BL06281910	BL06283820	BL06286280	BL06288910	BL06291320	BL06293920	BL06295500
BL06279170	BL06281920	BL06283850	BL06286510	BL06288920	BL06291410	BL06293930	BL06295520
BL06279190	BL06281930	BL06283860	BL06286590	BL06288960	BL06291430	BL06293970	BL06295530
BL06279220	BL06281950	BL06283910	BL06286600	BL06288980	BL06291500	BL06294000	BL06295560
BL06279380	BL06282060	BL06284080	BL06286720	BL06289130	BL06291570	BL06294010	BL06295600
BL06279460	BL06282200	BL06284110	BL06286730	BL06289290	BL06291640	BL06294040	BL06295610
BL06279470	BL06282210	BL06284130	BL06286800	BL06289410	BL06291740	BL06294050	BL06295720
BL06279630	BL06282250	BL06284150	BL06286860	BL06289420	BL06291750	BL06294060	BL06295800
BL06279650	BL06282390	BL06284160	BL06286920	BL06289430	BL06291770	BL06294130	BL06295840
BL06279660	BL06282400	BL06284190	BL06286940	BL06289440	BL06291780	BL06294160	BL06295850
BL06279700	BL06282440	BL06284280	BL06286970	BL06289450	BL06291900	BL06294180	BL06296000
BL06279790	BL06282450	BL06284370	BL06287040	BL06289490	BL06291920	BL06294240	BL06296050
BL06279810	BL06282460	BL06284380	BL06287080	BL06289550	BL06291970	BL06294250	BL06296070
BL06279830	BL06282470	BL06284390	BL06287090	BL06289560	BL06292020	BL06294260	BL06296080
BL06279920	BL06282490	BL06284400	BL06287110	BL06289580	BL06292030	BL06294270	BL06296150
BL06279930	BL06282510	BL06284440	BL06287160	BL06289590	BL06292090	BL06294290	BL06296170
BL06279950	BL06282520	BL06284450	BL06287250	BL06289710	BL06292140	BL06294320	BL06296180
BL06279990	BL06282530	BL06284510	BL06287270	BL06289790	BL06292270	BL06294330	BL06296210
BL06280060	BL06282560	BL06284540	BL06287280	BL06289840	BL06292300	BL06294360	BL06296220
BL06280110	BL06282570	BL06284580	BL06287340	BL06289870	BL06292510	BL06294380	BL06296240
BL06280330	BL06282620	BL06284600	BL06287360	BL06289880	BL06292530	BL06294430	BL06296250
BL06280380	BL06282640	BL06284610	BL06287420	BL06289900	BL06292540	BL06294480	BL06296300
BL06280440	BL06282650	BL06284630	BL06287510	BL06289910	BL06292550	BL06294490	BL06296340
BL06280450	BL06282670	BL06284640	BL06287550	BL06289940	BL06292570	BL06294510	BL06296360
BL06280500	BL06282730	BL06284660	BL06287590	BL06290020	BL06292580	BL06294550	BL06296390
BL06280520	BL06282770	BL06284700	BL06287600	BL06290030	BL06292660	BL06294620	BL06296430
BL06280540	BL06282780	BL06284710	BL06287650	BL06290050	BL06292670	BL06294680	BL06296440
BL06280550	BL06282790	BL06284790	BL06287670	BL06290060	BL06292680	BL06294700	BL06296450
BL06280560	BL06282820	BL06284860	BL06287680	BL06290080	BL06292710	BL06294720	BL06296460
BL06280610	BL06282850	BL06284870	BL06287690	BL06290120	BL06292720	BL06294790	BL06296530
BL06280640	BL06282870	BL06284880	BL06287730	BL06290140	BL06292810	BL06294810	BL06296560
BL06280650	BL06282950	BL06284890	BL06287810	BL06290160	BL06292840	BL06294840	BL06296600
BL06280680	BL06282990	BL06284910	BL06287870	BL06290180	BL06292900	BL06294850	BL06296630
BL06280720	BL06283010	BL06284920	BL06287930	BL06290190	BL06292930	BL06294860	BL06296650
BL06280730	BL06283030	BL06284950	BL06287940	BL06290260	BL06292960	BL06294870	BL06296670
BL06280760	BL06283040	BL06284960	BL06287950	BL06290390	BL06293010	BL06294890	BL06296690
BL06280770	BL06283060	BL06285000	BL06288080	BL06290400	BL06293050	BL06294900	BL06296730
BL06280780	BL06283100	BL06285070	BL06288120	BL06290410	BL06293090	BL06294970	BL06296740
BL06280800	BL06283150	BL06285120	BL06288160	BL06290490	BL06293100	BL06294990	BL06296990
BL06280830	BL06283170	BL06285150	BL06288170	BL06290500	BL06293110	BL06295060	BL06297040
BL06280890	BL06283200	BL06285240	BL06288250	BL06290560	BL06293140	BL06295090	BL06297050
BL06281000	BL06283260	BL06285250	BL06288270	BL06290610	BL06293180	BL06295100	BL06297070
BL06281130	BL06283270	BL06285260	BL06288280	BL06290650	BL06293190	BL06295110	BL06297100
BL06281160	BL06283290	BL06285300	BL06288300	BL06290660	BL06293200	BL06295120	BL06297130
BL06281200	BL06283300	BL06285400	BL06288310	BL06290670	BL06293250	BL06295130	BL06297140
BL06281220	BL06283350	BL06285410	BL06288330	BL06290770	BL06293260	BL06295140	BL06297220
BL06281250	BL06283420	BL06285440	BL06288340	BL06290780	BL06293270	BL06295150	BL06297230
BL06281310	BL06283450	BL06285490	BL06288410	BL06290850	BL06293360	BL06295170	BL06297240
BL06281430	BL06283460	BL06285510	BL06288430	BL06290890	BL06293390	BL06295190	BL06297270
BL06281450	BL06283500	BL06285550	BL06288540	BL06290930	BL06293420	BL06295200	BL06297340
BL06281540	BL06283540	BL06285610	BL06288560	BL06290970	BL06293450	BL06295220	BL06297350
BL06281560	BL06283550	BL06285650	BL06288580	BL06290980	BL06293460	BL06295260	BL06297410
BL06281570	BL06283580	BL06285720	BL06288620	BL06291000	BL06293480	BL06295280	BL06297430
BL06281600	BL06283590	BL06285740	BL06288630	BL06291070	BL06293500	BL06295300	BL06297470
BL06281680	BL06283600	BL06285780	BL06288700	BL06291090	BL06293640	BL06295320	BL06297480
BL06281720	BL06283610	BL06285790	BL06288730	BL06291120	BL06293660	BL06295380	BL06297490
BL06281730	BL06283710	BL06285820	BL06288740	BL06291150	BL06293680	BL06295390	BL06297550
BL06281750	BL06283730	BL06285840	BL06288750	BL06291180	BL06293690	BL06295430	BL06297560
BL06281790	BL06283750	BL06285860	BL06288770	BL06291190	BL06293750	BL06295440	BL06297590
BL06281810	BL06283770	BL06285940	BL06288860	BL06291260	BL06293770	BL06295450	BL06297610

2

ALACNY Policy Listings — 2010-12 Block AXXX

BL06297620	BL06299460	BL06301490	BL06303440	BL06305910	BL06307550	BL06309860	BL06311700
BL06297640	BL06299470	BL06301500	BL06303490	BL06305930	BL06307570	BL06309870	BL06311730
BL06297650	BL06299520	BL06301510	BL06303610	BL06305940	BL06307690	BL06309940	BL06311750
BL06297670	BL06299570	BL06301550	BL06303620	BL06305960	BL06307730	BL06309950	BL06311840
BL06297700	BL06299600	BL06301570	BL06303660	BL06306010	BL06307770	BL06309990	BL06311850
BL06297710	BL06299610	BL06301610	BL06303710	BL06306030	BL06307840	BL06310000	BL06311860
BL06297730	BL06299650	BL06301630	BL06303730	BL06306070	BL06307980	BL06310010	BL06311870
BL06297740	BL06299720	BL06301710	BL06303850	BL06306110	BL06308040	BL06310020	BL06311930
BL06297760	BL06299760	BL06301720	BL06303870	BL06306140	BL06308050	BL06310040	BL06311950
BL06297790	BL06299800	BL06301730	BL06303880	BL06306170	BL06308060	BL06310120	BL06311960
BL06297830	BL06299820	BL06301750	BL06303990	BL06306190	BL06308070	BL06310130	BL06312060
BL06297970	BL06299830	BL06301780	BL06304000	BL06306200	BL06308090	BL06310140	BL06312090
BL06298000	BL06299900	BL06301870	BL06304090	BL06306210	BL06308170	BL06310150	BL06312100
BL06298090	BL06299920	BL06301990	BL06304110	BL06306220	BL06308180	BL06310160	BL06312130
BL06298180	BL06299990	BL06302020	BL06304140	BL06306270	BL06308250	BL06310220	BL06312190
BL06298190	BL06300020	BL06302040	BL06304180	BL06306280	BL06308320	BL06310270	BL06312200
BL06298220	BL06300060	BL06302140	BL06304260	BL06306310	BL06308360	BL06310290	BL06312280
BL06298230	BL06300070	BL06302150	BL06304310	BL06306320	BL06308380	BL06310310	BL06312300
BL06298240	BL06300110	BL06302160	BL06304350	BL06306340	BL06308390	BL06310340	BL06312310
BL06298250	BL06300130	BL06302180	BL06304380	BL06306350	BL06308400	BL06310360	BL06312330
BL06298260	BL06300230	BL06302190	BL06304390	BL06306410	BL06308410	BL06310420	BL06312370
BL06298290	BL06300310	BL06302220	BL06304410	BL06306490	BL06308470	BL06310440	BL06312400
BL06298310	BL06300340	BL06302230	BL06304430	BL06306510	BL06308530	BL06310470	BL06312440
BL06298330	BL06300350	BL06302250	BL06304490	BL06306550	BL06308670	BL06310510	BL06312450
BL06298350	BL06300370	BL06302270	BL06304500	BL06306560	BL06308790	BL06310530	BL06312470
BL06298370	BL06300380	BL06302310	BL06304510	BL06306570	BL06308830	BL06310540	BL06312520
BL06298410	BL06300450	BL06302340	BL06304530	BL06306610	BL06308860	BL06310570	BL06312540
BL06298430	BL06300460	BL06302350	BL06304560	BL06306640	BL06308870	BL06310580	BL06312560
BL06298480	BL06300560	BL06302360	BL06304570	BL06306720	BL06308900	BL06310630	BL06312600
BL06298490	BL06300590	BL06302380	BL06304580	BL06306730	BL06309040	BL06310660	BL06312630
BL06298500	BL06300600	BL06302410	BL06304590	BL06306740	BL06309060	BL06310690	BL06312680
BL06298510	BL06300620	BL06302430	BL06304610	BL06306820	BL06309070	BL06310700	BL06312690
BL06298550	BL06300630	BL06302470	BL06304650	BL06306840	BL06309080	BL06310710	BL06312700
BL06298570	BL06300640	BL06302490	BL06304680	BL06306850	BL06309090	BL06310720	BL06312720
BL06298640	BL06300660	BL06302500	BL06304730	BL06306880	BL06309100	BL06310730	BL06312740
BL06298650	BL06300700	BL06302510	BL06304740	BL06306930	BL06309240	BL06310750	BL06312760
BL06298680	BL06300720	BL06302550	BL06304750	BL06306960	BL06309300	BL06310890	BL06312810
BL06298690	BL06300730	BL06302600	BL06304780	BL06306970	BL06309310	BL06310960	BL06312840
BL06298730	BL06300760	BL06302620	BL06304850	BL06306980	BL06309320	BL06310970	BL06312850
BL06298740	BL06300770	BL06302650	BL06304880	BL06306990	BL06309340	BL06311010	BL06312860
BL06298820	BL06300810	BL06302660	BL06304890	BL06307040	BL06309390	BL06311030	BL06312890
BL06298860	BL06300860	BL06302680	BL06304910	BL06307050	BL06309400	BL06311060	BL06312910
BL06298880	BL06300880	BL06302720	BL06304970	BL06307070	BL06309440	BL06311080	BL06312990
BL06298910	BL06300890	BL06302730	BL06305030	BL06307090	BL06309480	BL06311180	BL06313100
BL06298940	BL06300900	BL06302810	BL06305060	BL06307120	BL06309490	BL06311190	BL06313130
BL06299000	BL06300940	BL06302840	BL06305130	BL06307150	BL06309500	BL06311210	BL06313150
BL06299030	BL06300990	BL06302860	BL06305140	BL06307160	BL06309510	BL06311220	BL06313200
BL06299040	BL06301000	BL06302900	BL06305170	BL06307190	BL06309560	BL06311230	BL06313210
BL06299090	BL06301030	BL06302910	BL06305180	BL06307200	BL06309570	BL06311240	BL06313220
BL06299100	BL06301050	BL06302930	BL06305220	BL06307210	BL06309580	BL06311260	BL06313250
BL06299110	BL06301060	BL06302950	BL06305230	BL06307260	BL06309610	BL06311280	BL06313260
BL06299120	BL06301080	BL06302980	BL06305380	BL06307270	BL06309640	BL06311320	BL06313280
BL06299150	BL06301100	BL06302990	BL06305430	BL06307330	BL06309650	BL06311340	BL06313290
BL06299160	BL06301160	BL06303000	BL06305530	BL06307340	BL06309660	BL06311350	BL06313320
BL06299170	BL06301220	BL06303010	BL06305580	BL06307350	BL06309670	BL06311410	BL06313460
BL06299220	BL06301240	BL06303020	BL06305620	BL06307380	BL06309690	BL06311460	BL06313470
BL06299230	BL06301300	BL06303080	BL06305640	BL06307430	BL06309720	BL06311520	BL06313490
BL06299300	BL06301350	BL06303130	BL06305740	BL06307440	BL06309730	BL06311540	BL06313510
BL06299330	BL06301370	BL06303150	BL06305830	BL06307470	BL06309750	BL06311570	BL06313590
BL06299340	BL06301380	BL06303170	BL06305870	BL06307500	BL06309770	BL06311580	BL06313600
BL06299410	BL06301420	BL06303210	BL06305880	BL06307520	BL06309840	BL06311620	BL06313630
BL06299440	BL06301440	BL06303430	BL06305890	BL06307540	BL06309850	BL06311630	BL06313660

3

ALACNY Policy Listings — 2010-12 Block AXXX

BL06313670	BL06315490	BL06317510	BL06319260	BL06320870	BL06322490	BL06323980	BL06326000
BL06313680	BL06315580	BL06317540	BL06319280	BL06320890	BL06322510	BL06324010	BL06326010
BL06313690	BL06315680	BL06317550	BL06319300	BL06320930	BL06322530	BL06324020	BL06326090
BL06313710	BL06315720	BL06317580	BL06319320	BL06320980	BL06322560	BL06324070	BL06326110
BL06313720	BL06315750	BL06317630	BL06319330	BL06320990	BL06322580	BL06324110	BL06326130
BL06313760	BL06315760	BL06317670	BL06319380	BL06321000	BL06322630	BL06324200	BL06326200
BL06313780	BL06315770	BL06317700	BL06319410	BL06321030	BL06322650	BL06324210	BL06326230
BL06313790	BL06315780	BL06317720	BL06319430	BL06321070	BL06322670	BL06324250	BL06326250
BL06313820	BL06315790	BL06317740	BL06319490	BL06321090	BL06322680	BL06324270	BL06326340
BL06313850	BL06315820	BL06317760	BL06319550	BL06321130	BL06322700	BL06324280	BL06326360
BL06313880	BL06315830	BL06317780	BL06319560	BL06321140	BL06322750	BL06324300	BL06326420
BL06313980	BL06315850	BL06317810	BL06319600	BL06321160	BL06322800	BL06324310	BL06326430
BL06313990	BL06315870	BL06317820	BL06319620	BL06321170	BL06322810	BL06324320	BL06326530
BL06314000	BL06316020	BL06317860	BL06319630	BL06321200	BL06322830	BL06324410	BL06326560
BL06314130	BL06316030	BL06317890	BL06319650	BL06321240	BL06322840	BL06324420	BL06326580
BL06314140	BL06316070	BL06317900	BL06319700	BL06321340	BL06322890	BL06324470	BL06326600
BL06314160	BL06316080	BL06317910	BL06319720	BL06321390	BL06322900	BL06324490	BL06326630
BL06314170	BL06316110	BL06317920	BL06319740	BL06321470	BL06322920	BL06324500	BL06326660
BL06314210	BL06316120	BL06317970	BL06319760	BL06321600	BL06322970	BL06324540	BL06326670
BL06314220	BL06316150	BL06318010	BL06319770	BL06321610	BL06322980	BL06324550	BL06326680
BL06314260	BL06316240	BL06318070	BL06319780	BL06321620	BL06322990	BL06324560	BL06326690
BL06314270	BL06316290	BL06318120	BL06319810	BL06321650	BL06323010	BL06324590	BL06326730
BL06314290	BL06316310	BL06318170	BL06319830	BL06321710	BL06323030	BL06324610	BL06326750
BL06314410	BL06316350	BL06318190	BL06319840	BL06321720	BL06323040	BL06324620	BL06326880
BL06314430	BL06316360	BL06318210	BL06319860	BL06321730	BL06323060	BL06324630	BL06326900
BL06314520	BL06316370	BL06318270	BL06319870	BL06321760	BL06323070	BL06324650	BL06326970
BL06314540	BL06316390	BL06318290	BL06319880	BL06321770	BL06323090	BL06324660	BL06327020
BL06314550	BL06316400	BL06318330	BL06319890	BL06321780	BL06323100	BL06324690	BL06327030
BL06314580	BL06316420	BL06318350	BL06319940	BL06321790	BL06323110	BL06324760	BL06327060
BL06314620	BL06316440	BL06318370	BL06319970	BL06321820	BL06323120	BL06324770	BL06327100
BL06314630	BL06316480	BL06318390	BL06319980	BL06321840	BL06323160	BL06324790	BL06327120
BL06314670	BL06316510	BL06318420	BL06320000	BL06321860	BL06323190	BL06324930	BL06327130
BL06314690	BL06316540	BL06318440	BL06320020	BL06321880	BL06323230	BL06325030	BL06327150
BL06314710	BL06316570	BL06318450	BL06320040	BL06321910	BL06323240	BL06325040	BL06327170
BL06314720	BL06316580	BL06318460	BL06320060	BL06321960	BL06323250	BL06325060	BL06327180
BL06314740	BL06316610	BL06318480	BL06320070	BL06322000	BL06323260	BL06325280	BL06327270
BL06314810	BL06316650	BL06318490	BL06320090	BL06322030	BL06323270	BL06325340	BL06327280
BL06314840	BL06316660	BL06318510	BL06320100	BL06322040	BL06323280	BL06325350	BL06327300
BL06314850	BL06316670	BL06318560	BL06320110	BL06322060	BL06323290	BL06325400	BL06327360
BL06314860	BL06316680	BL06318680	BL06320130	BL06322070	BL06323310	BL06325410	BL06327380
BL06314900	BL06316690	BL06318690	BL06320150	BL06322080	BL06323320	BL06325470	BL06327570
BL06314910	BL06316720	BL06318700	BL06320160	BL06322110	BL06323330	BL06325490	BL06327670
BL06314960	BL06316740	BL06318760	BL06320190	BL06322140	BL06323360	BL06325510	BL06327890
BL06314990	BL06316770	BL06318820	BL06320240	BL06322150	BL06323380	BL06325520	BL06327960
BL06315020	BL06316850	BL06318830	BL06320270	BL06322160	BL06323430	BL06325540	BL06328100
BL06315070	BL06316890	BL06318840	BL06320290	BL06322180	BL06323440	BL06325560	BL06328110
BL06315090	BL06316970	BL06318850	BL06320310	BL06322200	BL06323450	BL06325700	BL06328560
BL06315100	BL06317010	BL06318890	BL06320390	BL06322240	BL06323490	BL06325720	BL06328950
BL06315140	BL06317050	BL06318920	BL06320430	BL06322260	BL06323500	BL06325730	BL06184480
BL06315150	BL06317070	BL06318970	BL06320460	BL06322300	BL06323510	BL06325740	BL06186570
BL06315160	BL06317090	BL06318990	BL06320470	BL06322310	BL06323560	BL06325760	BL06191220
BL06315180	BL06317160	BL06319000	BL06320520	BL06322320	BL06323590	BL06325780	BL06194800
BL06315200	BL06317170	BL06319020	BL06320530	BL06322330	BL06323620	BL06325790	BL06196280
BL06315240	BL06317260	BL06319050	BL06320550	BL06322340	BL06323630	BL06325830	BL06196970
BL06315270	BL06317320	BL06319080	BL06320590	BL06322370	BL06323640	BL06325840	BL06197410
BL06315320	BL06317340	BL06319100	BL06320600	BL06322380	BL06323670	BL06325850	BL06198230
BL06315330	BL06317370	BL06319120	BL06320680	BL06322390	BL06323680	BL06325860	BL06198470
BL06315350	BL06317390	BL06319150	BL06320700	BL06322410	BL06323750	BL06325890	BL06198940
BL06315370	BL06317400	BL06319160	BL06320730	BL06322430	BL06323850	BL06325910	BL06199630
BL06315390	BL06317410	BL06319170	BL06320830	BL06322440	BL06323910	BL06325950	BL06199890
BL06315400	BL06317460	BL06319230	BL06320840	BL06322460	BL06323920	BL06325960	BL06199950
BL06315430	BL06317480	BL06319240	BL06320850	BL06322480	BL06323940	BL06325990	BL06200270

4

ALACNY Policy Listings — 2010-12 Block AXXX

BL06200680	BL06214930	BL06218810	BL06220900	BL06223620	BL06226590	BL06229020	BL06231440
BL06200780	BL06214960	BL06218830	BL06221040	BL06223650	BL06226610	BL06229050	BL06231450
BL06201270	BL06215050	BL06218840	BL06221080	BL06223680	BL06226640	BL06229060	BL06231570
BL06201590	BL06215190	BL06218850	BL06221110	BL06223710	BL06226660	BL06229080	BL06231580
BL06201960	BL06215240	BL06218860	BL06221130	BL06223810	BL06226690	BL06229090	BL06231610
BL06202570	BL06215260	BL06218880	BL06221220	BL06223850	BL06226720	BL06229110	BL06231640
BL06203360	BL06215280	BL06218890	BL06221230	BL06223860	BL06226730	BL06229120	BL06231910
BL06203390	BL06215290	BL06218940	BL06221240	BL06223940	BL06226790	BL06229150	BL06231940
BL06203550	BL06215360	BL06218950	BL06221270	BL06223990	BL06226840	BL06229180	BL06232000
BL06203690	BL06215420	BL06219130	BL06221300	BL06224000	BL06226870	BL06229190	BL06232010
BL06203900	BL06215430	BL06219180	BL06221350	BL06224030	BL06226920	BL06229270	BL06232030
BL06204050	BL06215580	BL06219230	BL06221380	BL06224120	BL06226930	BL06229370	BL06232140
BL06204520	BL06215590	BL06219240	BL06221390	BL06224140	BL06226950	BL06229420	BL06232200
BL06204690	BL06215600	BL06219260	BL06221410	BL06224220	BL06226990	BL06229430	BL06232220
BL06204720	BL06215660	BL06219340	BL06221490	BL06224230	BL06227050	BL06229480	BL06232240
BL06204860	BL06215820	BL06219370	BL06221510	BL06224480	BL06227160	BL06229520	BL06232370
BL06204900	BL06215830	BL06219460	BL06221520	BL06224560	BL06227170	BL06229810	BL06232380
BL06205060	BL06215860	BL06219470	BL06221600	BL06224590	BL06227190	BL06229840	BL06232390
BL06205140	BL06215900	BL06219490	BL06221640	BL06224640	BL06227210	BL06229860	BL06232420
BL06205160	BL06215910	BL06219510	BL06221660	BL06224670	BL06227220	BL06229920	BL06232440
BL06205280	BL06215950	BL06219560	BL06221700	BL06224680	BL06227230	BL06229930	BL06232500
BL06205670	BL06215960	BL06219600	BL06221760	BL06224760	BL06227250	BL06229950	BL06232530
BL06205700	BL06215970	BL06219620	BL06221810	BL06224840	BL06227290	BL06230000	BL06232560
BL06205740	BL06216020	BL06219680	BL06221840	BL06224890	BL06227400	BL06230030	BL06232570
BL06205820	BL06216050	BL06219820	BL06221890	BL06224910	BL06227420	BL06230040	BL06232580
BL06206010	BL06216060	BL06219840	BL06221910	BL06225010	BL06227430	BL06230070	BL06232590
BL06206270	BL06216150	BL06219860	BL06221920	BL06225170	BL06227440	BL06230090	BL06232640
BL06206390	BL06216180	BL06219870	BL06221930	BL06225180	BL06227480	BL06230190	BL06232690
BL06206420	BL06216330	BL06219890	BL06221990	BL06225220	BL06227530	BL06230200	BL06232780
BL06206430	BL06216400	BL06219920	BL06222000	BL06225250	BL06227580	BL06230210	BL06232790
BL06206800	BL06216620	BL06219930	BL06222040	BL06225270	BL06227610	BL06230220	BL06232810
BL06206820	BL06216630	BL06219950	BL06222110	BL06225320	BL06227630	BL06230250	BL06232920
BL06206840	BL06216750	BL06220020	BL06222200	BL06225330	BL06227680	BL06230270	BL06232930
BL06206960	BL06216820	BL06220040	BL06222340	BL06225340	BL06227770	BL06230300	BL06232980
BL06207080	BL06216890	BL06220070	BL06222360	BL06225360	BL06227840	BL06230380	BL06232990
BL06207180	BL06216990	BL06220100	BL06222420	BL06225370	BL06227990	BL06230460	BL06233020
BL06207200	BL06217020	BL06220110	BL06222560	BL06225380	BL06228000	BL06230500	BL06233030
BL06207360	BL06217030	BL06220180	BL06222640	BL06225440	BL06228020	BL06230680	BL06233070
BL06207370	BL06217070	BL06220200	BL06222690	BL06225550	BL06228030	BL06230730	BL06233190
BL06207490	BL06217140	BL06220210	BL06222700	BL06225570	BL06228150	BL06230740	BL06233210
BL06207500	BL06217240	BL06220230	BL06222730	BL06225580	BL06228160	BL06230780	BL06233250
BL06207730	BL06217270	BL06220310	BL06222760	BL06225610	BL06228170	BL06230790	BL06233260
BL06208150	BL06217320	BL06220350	BL06222780	BL06225660	BL06228240	BL06230800	BL06233370
BL06208230	BL06217390	BL06220380	BL06222870	BL06225670	BL06228290	BL06230810	BL06233380
BL06208650	BL06217450	BL06220430	BL06222940	BL06225710	BL06228330	BL06230860	BL06233420
BL06208690	BL06217510	BL06220480	BL06222960	BL06225730	BL06228340	BL06230920	BL06233450
BL06208700	BL06217600	BL06220500	BL06223010	BL06225950	BL06228370	BL06230960	BL06233500
BL06208860	BL06217610	BL06220510	BL06223070	BL06226020	BL06228400	BL06231090	BL06233590
BL06208940	BL06217640	BL06220520	BL06223080	BL06226170	BL06228480	BL06231140	BL06233640
BL06213540	BL06217660	BL06220560	BL06223140	BL06226190	BL06228490	BL06231150	BL06233670
BL06213580	BL06217740	BL06220570	BL06223150	BL06226200	BL06228520	BL06231160	BL06233680
BL06213600	BL06217830	BL06220610	BL06223160	BL06226240	BL06228530	BL06231180	BL06233710
BL06213650	BL06217990	BL06220640	BL06223230	BL06226250	BL06228610	BL06231240	BL06233730
BL06213850	BL06218030	BL06220650	BL06223240	BL06226320	BL06228650	BL06231290	BL06233740
BL06213910	BL06218170	BL06220660	BL06223250	BL06226330	BL06228690	BL06231300	BL06233770
BL06213920	BL06218190	BL06220690	BL06223260	BL06226340	BL06228710	BL06231310	BL06233780
BL06213950	BL06218250	BL06220730	BL06223290	BL06226410	BL06228720	BL06231320	BL06233810
BL06214050	BL06218280	BL06220740	BL06223310	BL06226420	BL06228740	BL06231330	BL06233870
BL06214490	BL06218300	BL06220760	BL06223360	BL06226430	BL06228750	BL06231340	BL06233920
BL06214580	BL06218380	BL06220770	BL06223400	BL06226530	BL06228820	BL06231350	BL06233930
BL06214690	BL06218410	BL06220780	BL06223410	BL06226540	BL06228950	BL06231370	BL06233950
BL06214770	BL06218710	BL06220800	BL06223440	BL06226570	BL06228960	BL06231420	BL06233990

5

ALACNY Policy Listings — 2010-12 Block AXXX

BL06234000	BL06236380	BL06238550	BL06240520	BL06242030	BL06244340	BL06251450	BL06241420
BL06234030	BL06236480	BL06238590	BL06240540	BL06242040	BL06244420	BL06251470	BL06242160
BL06234090	BL06236510	BL06238600	BL06240670	BL06242050	BL06244450	BL06251480	BL06242260
BL06234100	BL06236520	BL06238630	BL06240680	BL06242060	BL06244480	BL06252030	BL06242290
BL06234190	BL06236630	BL06238640	BL06240730	BL06242070	BL06244500	BL06254450	BL06242370
BL06234230	BL06236650	BL06238650	BL06240750	BL06242080	BL06244510	BL06254900	BL06242390
BL06234250	BL06236710	BL06238680	BL06240770	BL06242180	BL06244530	BL06255210	BL06242530
BL06234260	BL06236720	BL06238710	BL06240790	BL06242200	BL06244720	BL06327520	BL06242670
BL06234270	BL06236730	BL06238750	BL06240800	BL06242210	BL06244790	BL06228430	BL06242780
BL06234320	BL06236770	BL06238770	BL06240810	BL06242360	BL06244820	BL06231510	BL06243200
BL06234330	BL06236820	BL06238790	BL06240850	BL06242400	BL06244880	BL06231680	BL06243210
BL06234350	BL06236860	BL06238830	BL06240910	BL06242430	BL06244940	BL06231690	BL06243310
BL06234380	BL06236870	BL06238870	BL06240920	BL06242470	BL06244950	BL06231900	BL06243340
BL06234440	BL06236880	BL06238890	BL06240950	BL06242580	BL06245000	BL06232060	BL06243660
BL06234520	BL06236900	BL06238920	BL06240970	BL06242590	BL06245030	BL06232620	BL06243680
BL06234550	BL06236980	BL06238950	BL06241010	BL06242710	BL06245040	BL06232750	BL06243690
BL06234560	BL06236990	BL06239060	BL06241070	BL06242730	BL06245060	BL06232870	BL06244580
BL06234580	BL06237000	BL06239160	BL06241090	BL06242790	BL06245080	BL06233040	BL06244770
BL06234590	BL06237020	BL06239200	BL06241110	BL06242800	BL06245100	BL06233280	BL06244810
BL06234630	BL06237110	BL06239210	BL06241120	BL06242820	BL06245130	BL06233290	BL06245170
BL06234650	BL06237130	BL06239230	BL06241130	BL06242860	BL06245220	BL06234150	BL06245230
BL06234660	BL06237140	BL06239250	BL06241190	BL06242870	BL06245260	BL06234240	BL06245290
BL06234820	BL06237150	BL06239310	BL06241200	BL06242880	BL06245450	BL06234370	BL06245320
BL06234830	BL06237160	BL06239330	BL06241220	BL06242890	BL06245500	BL06234620	BL06245360
BL06234850	BL06237170	BL06239350	BL06241230	BL06242900	BL06245540	BL06234760	BL06245370
BL06234860	BL06237330	BL06239430	BL06241240	BL06242910	BL06245600	BL06234810	BL06245700
BL06234880	BL06237450	BL06239440	BL06241260	BL06242920	BL06245610	BL06235040	BL06245750
BL06234940	BL06237470	BL06239480	BL06241280	BL06242970	BL06245620	BL06235300	BL06245840
BL06234960	BL06237490	BL06239510	BL06241300	BL06242990	BL06245670	BL06235410	BL06245880
BL06235020	BL06237530	BL06239540	BL06241310	BL06243000	BL06245760	BL06235900	BL06245910
BL06235100	BL06237540	BL06239660	BL06241330	BL06243020	BL06245920	BL06236020	BL06246010
BL06235110	BL06237720	BL06239680	BL06241340	BL06243160	BL06245960	BL06236300	BL06246310
BL06235130	BL06237730	BL06239770	BL06241360	BL06243170	BL06245970	BL06236370	BL06246330
BL06235160	BL06237750	BL06239810	BL06241440	BL06243270	BL06246060	BL06236390	BL06246600
BL06235190	BL06237800	BL06239820	BL06241450	BL06243280	BL06246070	BL06236420	BL06246650
BL06235210	BL06237810	BL06239860	BL06241480	BL06243290	BL06246120	BL06236430	BL06246720
BL06235240	BL06237820	BL06239870	BL06241490	BL06243370	BL06246250	BL06236540	BL06246820
BL06235280	BL06237890	BL06239940	BL06241500	BL06243380	BL06246300	BL06236930	BL06246850
BL06235310	BL06237900	BL06239950	BL06241520	BL06243390	BL06246360	BL06236950	BL06246960
BL06235370	BL06237910	BL06239980	BL06241530	BL06243400	BL06246420	BL06237010	BL06247090
BL06235400	BL06237950	BL06239990	BL06241540	BL06243450	BL06246430	BL06237250	BL06247110
BL06235430	BL06237980	BL06240000	BL06241550	BL06243480	BL06246520	BL06237270	BL06247140
BL06235520	BL06237990	BL06240100	BL06241590	BL06243490	BL06246540	BL06237580	BL06247200
BL06235540	BL06238000	BL06240110	BL06241600	BL06243580	BL06246620	BL06238060	BL06247320
BL06235620	BL06238010	BL06240140	BL06241660	BL06243610	BL06246640	BL06238070	BL06247400
BL06235660	BL06238020	BL06240160	BL06241670	BL06243790	BL06246690	BL06238310	BL06247660
BL06235710	BL06238030	BL06240170	BL06241700	BL06243840	BL06246700	BL06238670	BL06247750
BL06235770	BL06238040	BL06240180	BL06241710	BL06243850	BL06246710	BL06238810	BL06247840
BL06235790	BL06238180	BL06240190	BL06241720	BL06243880	BL06246880	BL06238930	BL06248040
BL06235940	BL06238190	BL06240200	BL06241750	BL06243910	BL06246980	BL06239030	BL06248140
BL06235950	BL06238200	BL06240230	BL06241770	BL06243940	BL06247210	BL06239270	BL06248210
BL06235970	BL06238230	BL06240240	BL06241790	BL06244070	BL06247240	BL06239290	BL06248230
BL06236060	BL06238260	BL06240250	BL06241840	BL06244090	BL06247250	BL06239410	BL06248490
BL06236070	BL06238280	BL06240260	BL06241860	BL06244110	BL06247420	BL06239780	BL06248530
BL06236090	BL06238320	BL06240270	BL06241890	BL06244120	BL06247430	BL06240090	BL06248540
BL06236100	BL06238390	BL06240280	BL06241900	BL06244150	BL06247510	BL06240370	BL06248570
BL06236170	BL06238410	BL06240300	BL06241910	BL06244200	BL06247570	BL06240590	BL06248640
BL06236180	BL06238420	BL06240310	BL06241920	BL06244220	BL06247670	BL06240640	BL06248740
BL06236200	BL06238430	BL06240350	BL06241930	BL06244250	BL06248160	BL06240720	BL06248810
BL06236280	BL06238460	BL06240440	BL06241960	BL06244260	BL06248480	BL06240820	BL06248840
BL06236290	BL06238510	BL06240450	BL06242000	BL06244280	BL06249480	BL06241150	BL06248860
BL06236310	BL06238540	BL06240490	BL06242010	BL06244300	BL06251440	BL06241290	BL06248990

6

ALACNY Policy Listings — 2010-12 Block AXXX

BL06249070	BL06252180	BL06254380	BL06258150	BL06261970	BL06269280	BL06273990	BL06279680
BL06249120	BL06252210	BL06254410	BL06258160	BL06262080	BL06269350	BL06274060	BL06279690
BL06249190	BL06252300	BL06254420	BL06258200	BL06262150	BL06269460	BL06274070	BL06279750
BL06249220	BL06252330	BL06254580	BL06258220	BL06262190	BL06269560	BL06274080	BL06279760
BL06249270	BL06252380	BL06254600	BL06258230	BL06262200	BL06269580	BL06274300	BL06280150
BL06249340	BL06252400	BL06254720	BL06258240	BL06262240	BL06269660	BL06274500	BL06280180
BL06249470	BL06252430	BL06254740	BL06258260	BL06262250	BL06269800	BL06274520	BL06280280
BL06249540	BL06252440	BL06254750	BL06258270	BL06262280	BL06269820	BL06274530	BL06280290
BL06249570	BL06252530	BL06254780	BL06258340	BL06262310	BL06269890	BL06274540	BL06280300
BL06249610	BL06252550	BL06254800	BL06258350	BL06262590	BL06269990	BL06274560	BL06280390
BL06249790	BL06252560	BL06254960	BL06258370	BL06262720	BL06270130	BL06274590	BL06280470
BL06249890	BL06252570	BL06254970	BL06258410	BL06262750	BL06270210	BL06274680	BL06280660
BL06249900	BL06252650	BL06254990	BL06258520	BL06262760	BL06270230	BL06274810	BL06280790
BL06249980	BL06252670	BL06255000	BL06258570	BL06262840	BL06270280	BL06274820	BL06280990
BL06249990	BL06252720	BL06255070	BL06258580	BL06262870	BL06270390	BL06275090	BL06281300
BL06250020	BL06252730	BL06255120	BL06258600	BL06262920	BL06270420	BL06275160	BL06281360
BL06250030	BL06252770	BL06255390	BL06258610	BL06263300	BL06270530	BL06275210	BL06281420
BL06250220	BL06252820	BL06255480	BL06258650	BL06263380	BL06270680	BL06275360	BL06281900
BL06250320	BL06252850	BL06255500	BL06258680	BL06263560	BL06270710	BL06275380	BL06281960
BL06250350	BL06252870	BL06255530	BL06258690	BL06263570	BL06270740	BL06275500	BL06282020
BL06250410	BL06252910	BL06255650	BL06258750	BL06263610	BL06270790	BL06275540	BL06282040
BL06250430	BL06252940	BL06255660	BL06258830	BL06263660	BL06271030	BL06275620	BL06282150
BL06250520	BL06252960	BL06255690	BL06258930	BL06263900	BL06271060	BL06275630	BL06282370
BL06250550	BL06252970	BL06255730	BL06258960	BL06264030	BL06271110	BL06275670	BL06282720
BL06250670	BL06252990	BL06255760	BL06259000	BL06264180	BL06271200	BL06275770	BL06282880
BL06250700	BL06253130	BL06255790	BL06259050	BL06264190	BL06271320	BL06275800	BL06282890
BL06250720	BL06253160	BL06255810	BL06259070	BL06264240	BL06271360	BL06275910	BL06282910
BL06250770	BL06253170	BL06255820	BL06259110	BL06264270	BL06271370	BL06276200	BL06282960
BL06250800	BL06253190	BL06255830	BL06259170	BL06264380	BL06271480	BL06276470	BL06283000
BL06250810	BL06253200	BL06255960	BL06259180	BL06264490	BL06271600	BL06276480	BL06283090
BL06250870	BL06253230	BL06256010	BL06259250	BL06264550	BL06271830	BL06276490	BL06283140
BL06250880	BL06253240	BL06256030	BL06259270	BL06265410	BL06272010	BL06276500	BL06283220
BL06250910	BL06253440	BL06256060	BL06259290	BL06265650	BL06272020	BL06276680	BL06283320
BL06250920	BL06253490	BL06256110	BL06259440	BL06266280	BL06272060	BL06276730	BL06283490
BL06250940	BL06253510	BL06256190	BL06259770	BL06266290	BL06272090	BL06276750	BL06283630
BL06250980	BL06253590	BL06256260	BL06260030	BL06266480	BL06272160	BL06276780	BL06283660
BL06251030	BL06253600	BL06256270	BL06260130	BL06266630	BL06272170	BL06276830	BL06283720
BL06251040	BL06253630	BL06256280	BL06260290	BL06266840	BL06272190	BL06276840	BL06283760
BL06251050	BL06253660	BL06256430	BL06260320	BL06266990	BL06272390	BL06276850	BL06283970
BL06251100	BL06253690	BL06256530	BL06260330	BL06267280	BL06272400	BL06277140	BL06283980
BL06251130	BL06253720	BL06256640	BL06260440	BL06267320	BL06272750	BL06277360	BL06284070
BL06251170	BL06253730	BL06256650	BL06260500	BL06267440	BL06272760	BL06277530	BL06284180
BL06251210	BL06253740	BL06256780	BL06260540	BL06267500	BL06272770	BL06277550	BL06284270
BL06251250	BL06253750	BL06256790	BL06260560	BL06267900	BL06272780	BL06277580	BL06284490
BL06251260	BL06253760	BL06256820	BL06260630	BL06267920	BL06272820	BL06277660	BL06284550
BL06251290	BL06253770	BL06256830	BL06260640	BL06267950	BL06272870	BL06277670	BL06284560
BL06251310	BL06253880	BL06256860	BL06260660	BL06267980	BL06272900	BL06277730	BL06284810
BL06251410	BL06253940	BL06256880	BL06260750	BL06268220	BL06272910	BL06277900	BL06284900
BL06251430	BL06253960	BL06256920	BL06260810	BL06268230	BL06273070	BL06278030	BL06284930
BL06251540	BL06254030	BL06256950	BL06260820	BL06268250	BL06273180	BL06278190	BL06285040
BL06251720	BL06254100	BL06257060	BL06260840	BL06268290	BL06273480	BL06278200	BL06285050
BL06251740	BL06254110	BL06257120	BL06260850	BL06268310	BL06273600	BL06278350	BL06285270
BL06251770	BL06254120	BL06257160	BL06260960	BL06268630	BL06273630	BL06278440	BL06285290
BL06251800	BL06254130	BL06257270	BL06261040	BL06268650	BL06273660	BL06278540	BL06285480
BL06251910	BL06254150	BL06257490	BL06261050	BL06268660	BL06273670	BL06278900	BL06285640
BL06251950	BL06254160	BL06257500	BL06261120	BL06268810	BL06273680	BL06279130	BL06285680
BL06251980	BL06254200	BL06257590	BL06261130	BL06268870	BL06273690	BL06279290	BL06285700
BL06252060	BL06254240	BL06257610	BL06261140	BL06268930	BL06273700	BL06279410	BL06285910
BL06252100	BL06254290	BL06257700	BL06261150	BL06268940	BL06273720	BL06279490	BL06285920
BL06252110	BL06254340	BL06257850	BL06261200	BL06269000	BL06273730	BL06279570	BL06286030
BL06252130	BL06254350	BL06258060	BL06261230	BL06269040	BL06273800	BL06279620	BL06286040
BL06252140	BL06254370	BL06258100	BL06261470	BL06269130	BL06273840	BL06279640	BL06286260

7

ALACNY Policy Listings — 2010-12 Block AXXX

BL06286630	BL06292700	BL06222290	BL06230670
BL06286770	BL06292860	BL06223100	BL06230770
BL06286930	BL06293040	BL06223110	BL06230820
BL06286980	BL06293790	BL06223170	BL06230830
BL06287210	BL06293900	BL06223190	BL06231100
BL06287300	BL06295070	BL06223200	BL06231360
BL06287320	BL06237050	BL06223220	BL06231490
BL06287380	BL06244440	BL06223520	BL06231500
BL06287410	BL06263410	BL06223800	BL06231520
BL06287580	BL06263480	BL06224320	BL06231540
BL06287890	BL06287150	BL06224340	BL06231780
BL06288050	BL06239360	BL06224520	BL06232480
BL06288440	BL06263270	BL06224540	BL06232840
BL06288570	BL06264360	BL06224620	BL06233390
BL06288610	BL06291590	BL06224720	BL06234050
BL06288670	BL06184470	BL06224730	BL06234500
BL06289150	BL06198250	BL06224740	BL06234740
BL06289200	BL06202430	BL06224770	BL06235220
BL06289220	BL06202450	BL06224820	BL06235780
BL06289230	BL06205830	BL06224950	BL06236940
BL06289300	BL06207380	BL06225060	BL06238380
BL06289390	BL06208460	BL06225090	BL06239460
BL06289400	BL06214100	BL06225200	BL06239490
BL06289470	BL06214730	BL06225210	BL06239610
BL06289520	BL06215630	BL06225290	BL06239700
BL06289610	BL06215690	BL06225750	BL06240020
BL06289630	BL06216010	BL06225830	BL06243620
BL06289640	BL06217060	BL06225910	BL06244620
BL06289680	BL06217230	BL06225960	BL06245650
BL06289890	BL06217780	BL06226120	BL06246030
BL06289920	BL06217850	BL06226130	BL06247230
BL06290090	BL06217870	BL06226220	BL06247810
BL06290220	BL06218160	BL06226390	BL06247850
BL06290330	BL06218220	BL06226490	BL06249700
BL06290370	BL06218290	BL06226520	BL06250040
BL06290510	BL06218320	BL06226940	BL06223640
BL06290620	BL06218350	BL06226970	BL06184790
BL06290630	BL06218470	BL06227280	BL06205720
BL06290740	BL06218500	BL06227320	BL06214340
BL06290750	BL06218590	BL06227560	BL06215340
BL06290760	BL06218900	BL06227650	BL06216390
BL06290800	BL06218960	BL06227720	BL06216670
BL06290840	BL06219050	BL06227740	BL06216770
BL06290900	BL06219190	BL06227790	BL06218370
BL06291050	BL06219250	BL06227900	BL06220490
BL06291100	BL06219310	BL06227970	BL06220880
BL06291200	BL06219360	BL06228040	BL06221250
BL06291270	BL06219940	BL06228050	BL06222470
BL06291400	BL06220410	BL06228060	BL06223760
BL06291470	BL06220440	BL06228410	BL06224870
BL06291610	BL06220870	BL06228700	BL06227410
BL06291660	BL06220980	BL06228840	BL06229980
BL06291680	BL06221160	BL06228880	BL06231110
BL06291710	BL06221420	BL06228910	BL06247680
BL06291850	BL06221440	BL06229000	BL06247870
BL06292160	BL06221450	BL06229500
BL06292170	BL06221630	BL06229600
BL06292260	BL06221980	BL06229690
BL06292370	BL06222010	BL06229880
BL06292620	BL06222020	BL06230240
BL06292630	BL06222220	BL06230340
BL06292650	BL06222260	BL06230570

8

ALACNY Policy Listings — 2010-12 Block XXX

BL06183350	BL06221710	BL06231990	BL06243250	BL06251370	BL06258050	BL06266020	BL06274030
BL06184330	BL06221770	BL06232070	BL06243540	BL06251510	BL06258070	BL06266030	BL06274210
BL06189920	BL06221780	BL06232180	BL06243550	BL06251560	BL06258130	BL06266220	BL06274330
BL06196670	BL06221790	BL06232300	BL06243560	BL06251570	BL06258140	BL06266230	BL06274960
BL06197080	BL06221800	BL06232460	BL06243600	BL06251580	BL06258320	BL06266640	BL06274970
BL06198760	BL06221960	BL06232520	BL06243800	BL06251610	BL06258440	BL06266660	BL06274990
BL06199930	BL06222100	BL06232670	BL06243970	BL06251630	BL06258460	BL06266690	BL06275220
BL06201790	BL06222120	BL06232680	BL06244310	BL06251660	BL06258490	BL06266780	BL06275760
BL06205750	BL06222130	BL06233050	BL06244320	BL06251830	BL06258780	BL06266890	BL06275780
BL06206110	BL06222150	BL06233430	BL06244350	BL06251850	BL06258870	BL06266950	BL06275790
BL06206410	BL06222170	BL06233720	BL06244430	BL06252040	BL06258890	BL06267100	BL06275820
BL06206600	BL06222300	BL06233850	BL06244460	BL06252070	BL06258900	BL06267230	BL06276010
BL06206880	BL06222820	BL06233890	BL06244550	BL06252190	BL06258990	BL06267240	BL06276150
BL06206900	BL06223040	BL06234020	BL06244690	BL06252310	BL06259310	BL06267380	BL06276160
BL06207220	BL06223390	BL06234110	BL06244700	BL06252840	BL06259330	BL06267620	BL06276250
BL06207630	BL06223450	BL06234430	BL06244930	BL06253250	BL06259680	BL06267970	BL06276290
BL06207660	BL06223570	BL06234480	BL06244970	BL06253550	BL06259750	BL06268090	BL06276430
BL06207670	BL06223920	BL06234570	BL06245140	BL06254070	BL06259850	BL06268280	BL06276440
BL06207900	BL06224080	BL06234990	BL06245240	BL06254210	BL06259880	BL06268340	BL06276450
BL06207910	BL06224170	BL06235330	BL06245250	BL06254220	BL06259930	BL06268350	BL06276650
BL06207990	BL06224490	BL06235490	BL06245310	BL06254280	BL06259940	BL06268830	BL06276660
BL06208170	BL06224500	BL06235740	BL06245560	BL06254320	BL06260350	BL06268860	BL06276990
BL06208770	BL06224530	BL06236220	BL06245850	BL06254660	BL06260490	BL06268880	BL06277120
BL06214810	BL06224550	BL06236410	BL06245890	BL06254670	BL06261590	BL06268900	BL06277540
BL06214860	BL06224690	BL06236530	BL06246040	BL06254770	BL06261600	BL06268970	BL06277560
BL06214870	BL06225140	BL06236570	BL06246190	BL06254790	BL06261640	BL06269160	BL06277600
BL06215320	BL06225160	BL06236600	BL06246200	BL06254810	BL06261650	BL06269300	BL06277690
BL06215400	BL06225520	BL06236680	BL06246440	BL06255010	BL06261730	BL06269360	BL06277850
BL06216560	BL06225700	BL06236890	BL06246450	BL06255020	BL06261850	BL06269530	BL06278060
BL06216690	BL06225800	BL06237060	BL06246750	BL06255380	BL06261920	BL06269710	BL06278150
BL06217490	BL06226090	BL06237070	BL06246860	BL06255440	BL06262020	BL06269760	BL06278210
BL06217770	BL06226310	BL06237080	BL06247170	BL06255450	BL06262300	BL06269910	BL06278250
BL06217840	BL06226370	BL06237210	BL06247520	BL06255460	BL06262410	BL06270020	BL06278290
BL06218010	BL06227330	BL06237340	BL06247780	BL06255470	BL06262420	BL06270030	BL06278370
BL06218020	BL06227490	BL06237410	BL06248250	BL06255640	BL06262690	BL06270150	BL06278380
BL06218440	BL06227540	BL06237420	BL06248410	BL06255850	BL06262910	BL06270170	BL06278410
BL06218640	BL06227660	BL06237440	BL06248460	BL06255930	BL06263000	BL06270270	BL06278430
BL06219210	BL06227710	BL06237790	BL06248690	BL06255980	BL06263420	BL06270380	BL06278590
BL06219220	BL06227870	BL06238100	BL06248900	BL06256140	BL06263460	BL06270610	BL06279090
BL06219320	BL06227920	BL06238110	BL06248960	BL06256160	BL06263580	BL06270890	BL06279100
BL06219640	BL06228080	BL06238360	BL06249100	BL06256170	BL06263820	BL06270900	BL06279240
BL06219660	BL06228090	BL06238480	BL06249400	BL06256180	BL06263880	BL06271270	BL06279250
BL06219690	BL06228250	BL06238720	BL06249410	BL06256310	BL06263910	BL06271860	BL06279450
BL06220090	BL06228260	BL06238780	BL06249600	BL06256380	BL06264140	BL06272140	BL06279500
BL06220120	BL06228420	BL06238800	BL06249630	BL06256600	BL06264150	BL06272150	BL06279580
BL06220130	BL06228440	BL06238940	BL06249710	BL06256610	BL06264250	BL06272230	BL06279910
BL06220140	BL06228510	BL06239050	BL06249720	BL06256630	BL06264500	BL06272240	BL06279940
BL06220220	BL06228730	BL06239130	BL06249730	BL06257440	BL06264650	BL06272260	BL06280160
BL06220250	BL06228900	BL06239370	BL06249850	BL06257480	BL06264680	BL06272290	BL06280190
BL06220270	BL06228980	BL06239450	BL06250010	BL06257510	BL06264990	BL06272420	BL06280200
BL06220280	BL06229070	BL06239550	BL06250110	BL06257520	BL06265020	BL06272720	BL06280220
BL06220400	BL06229170	BL06239690	BL06250180	BL06257530	BL06265190	BL06273120	BL06280240
BL06220450	BL06229460	BL06239750	BL06250190	BL06257540	BL06265200	BL06273150	BL06280870
BL06220820	BL06229670	BL06239760	BL06250200	BL06257550	BL06265250	BL06273210	BL06280880
BL06220830	BL06229680	BL06240060	BL06250240	BL06257580	BL06265280	BL06273330	BL06281060
BL06220860	BL06230150	BL06241080	BL06250250	BL06257600	BL06265390	BL06273350	BL06281080
BL06221000	BL06230160	BL06241410	BL06250450	BL06257660	BL06265530	BL06273360	BL06281090
BL06221060	BL06230620	BL06241610	BL06250460	BL06257670	BL06265560	BL06273540	BL06281320
BL06221280	BL06230640	BL06242560	BL06250530	BL06257730	BL06265570	BL06273780	BL06281440
BL06221560	BL06231280	BL06242750	BL06250540	BL06257960	BL06265770	BL06273890	BL06281590
BL06221580	BL06231760	BL06242950	BL06250740	BL06257970	BL06265780	BL06273930	BL06281760
BL06221610	BL06231890	BL06242960	BL06250930	BL06257990	BL06266000	BL06273970	BL06281800

1

ALACNY Policy Listings — 2010-12 Block XXX

BL06282110	BL06291540	BL06300850	BL06311000	BL06321020
BL06282160	BL06291630	BL06300910	BL06311420	BL06321190
BL06282190	BL06291880	BL06300920	BL06311640	BL06321210
BL06282290	BL06292080	BL06301250	BL06311880	BL06321490
BL06282330	BL06292250	BL06301540	BL06311990	BL06322170
BL06282430	BL06292390	BL06301620	BL06312410	BL06322660
BL06282610	BL06292400	BL06301800	BL06312510	BL06322690
BL06282630	BL06292950	BL06301810	BL06312620	BL06323210
BL06282690	BL06293000	BL06302210	BL06312750	BL06323220
BL06282700	BL06293030	BL06302240	BL06312780	BL06324150
BL06283400	BL06293120	BL06302570	BL06312790	BL06324580
BL06283440	BL06293300	BL06302770	BL06312900	BL06324750
BL06283640	BL06293320	BL06302790	BL06313010	BL06326850
BL06283690	BL06293380	BL06303060	BL06313020	BL06327440
BL06283830	BL06293760	BL06303110	BL06313050	BL06327470
BL06283880	BL06293870	BL06303250	BL06313120	BL06327620
BL06283890	BL06294030	BL06303380	BL06313950	BL06328450
BL06284500	BL06294100	BL06303400	BL06314070	BL06328460
BL06285220	BL06294110	BL06303630	BL06314090	BL06328470
BL06285350	BL06294170	BL06303650	BL06314100	BL06328730
BL06285370	BL06294300	BL06303670	BL06314110	BL06329080
BL06285390	BL06294310	BL06303820	BL06314300	BL06329510
BL06285710	BL06294830	BL06303860	BL06314400	BL06331090
BL06285830	BL06295400	BL06304060	BL06314500
BL06285980	BL06295900	BL06304170	BL06314510
BL06286100	BL06296120	BL06304400	BL06314650
BL06286130	BL06296470	BL06304550	BL06314870
BL06286170	BL06296770	BL06304790	BL06314880
BL06286380	BL06296870	BL06304820	BL06314980
BL06286400	BL06296880	BL06304990	BL06315000
BL06286870	BL06296940	BL06305090	BL06315040
BL06287020	BL06297060	BL06305210	BL06315050
BL06287290	BL06297210	BL06305300	BL06315060
BL06287350	BL06297250	BL06305420	BL06315290
BL06287500	BL06297260	BL06305510	BL06315590
BL06287560	BL06297280	BL06305570	BL06315620
BL06287700	BL06297400	BL06305810	BL06315810
BL06287800	BL06297780	BL06306180	BL06315840
BL06287850	BL06298020	BL06306480	BL06316010
BL06288090	BL06298030	BL06306760	BL06316340
BL06288100	BL06298040	BL06306890	BL06316530
BL06288110	BL06298070	BL06307060	BL06316840
BL06288130	BL06298080	BL06307080	BL06316860
BL06288200	BL06299130	BL06307410	BL06316910
BL06288350	BL06299140	BL06307600	BL06317210
BL06289080	BL06299190	BL06307680	BL06317500
BL06289090	BL06299240	BL06307870	BL06317690
BL06289280	BL06299250	BL06307880	BL06317710
BL06289340	BL06299270	BL06308010	BL06318300
BL06289670	BL06299290	BL06308080	BL06318310
BL06289690	BL06299580	BL06308200	BL06318400
BL06289950	BL06299630	BL06308310	BL06318470
BL06289960	BL06300080	BL06308590	BL06318500
BL06289990	BL06300100	BL06308620	BL06318750
BL06290040	BL06300290	BL06308920	BL06318800
BL06290100	BL06300400	BL06309810	BL06319370
BL06290290	BL06300540	BL06310060	BL06319460
BL06290430	BL06300550	BL06310250	BL06319790
BL06290450	BL06300740	BL06310560	BL06319920
BL06290690	BL06300750	BL06310600	BL06320320
BL06291030	BL06300790	BL06310610	BL06320540
BL06291520	BL06300800	BL06310870	BL06320960

2